As filed with the Securities and Exchange Commission on October 19, 2010
Securities Act File No. 333-
Investment Company Act File No. 811-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.                 ☐
Post Effective Amendment No.                ☐
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ☐

Avenue Income Credit Strategies Fund
(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, 6th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(212) 878-3500
(Registrant’s Telephone Number, Including Area Code)

Sonia E. Gardner
Avenue Capital Group
399 Park Avenue, 6th Floor
New York, NY 10022
(212) 878-3500
(Name and Address of Agent for Service)

Copies to:

Nora M. Jordan
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective when declared effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)
Common Shares, $0.001 par value	50,000 Shares	$ 20.00	$1,000,000	$ 71.30

(1)  Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated October 19, 2010

SHARES

(Avenue Capital Logo)

AVENUE INCOME CREDIT STRATEGIES FUND

Common Shares
$20.00 per share

Investment Objectives and Principal Investment Strategy.  Avenue Income Credit Strategies Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including derivative instruments) (collectively, “credit obligations”) of issuers which operate in a variety of industries and geographic regions located throughout the world.

The Fund expects to emphasize high current income and capital appreciation by investing generally in Senior Loans (as defined herein) and in second lien or other subordinated loans or debt, including stressed credit obligations and related derivatives.  The Fund will seek to exploit market inefficiencies and reallocate investments opportunistically to emphasize those investments, categories of investments and geographic exposures believed to be best suited to the then current environment and market outlook.  The Fund expects to manage the allocation between U.S. and non-U.S. credit obligations based on the availability of opportunities at the time.

Investment advisory services for the Fund are provided by affiliates of Avenue Capital Group.  The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Adviser”), and the Fund’s investment subadviser is Avenue Europe International Management, L.P. (the “Subadviser”).  The Adviser and the Subadviser are referred to herein collectively as the “Avenue Managers.”

Portfolio Construction Guidelines.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (defined herein) in any combination of the following credit obligations and related instruments: (i) senior secured floating rate and fixed rate loans (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) other debt obligations, including high-yield, high-risk obligations (i.e., securities that are rated below investment grade by a nationally recognized credit rating organization or unrated securities that are deemed to be of comparable quality; these securities are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (iv) structured products, including collateralized debt and loan obligations (collectively, “structured products”) that increase or decrease the Fund’s exposure to credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that increase or decrease the Fund’s exposure to credit obligations; (vi) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (vii) short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds).

Under normal market conditions, the Fund also may invest up to 20% of its Managed Assets in any combination of the following: (i) structured products that do not increase or decrease the Fund’s exposure to credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that do not increase or decrease the Fund’s exposure to credit obligations and (iii) equity securities obtained through debt restructurings or bankruptcy proceedings.  If the Fund receives equity securities in a debt restructuring or bankruptcy proceeding in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to sell such securities or any other investment, if the Adviser or Subadviser believes it would not be in the best interest of the Fund to sell such securities or other investment.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund’s assets.

Rationale. The Fund believes that changing investment environments over time offer attractive investment opportunities in the markets for credit obligations, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Fund believes that the combination of thorough and continuous credit analysis (that is, an analysis of an issuer’s ability to make loan or debt payments when due), diversification of holdings and the ability to reallocate the Fund’s portfolio among different categories of investments at different points in the credit cycle (i.e., the cycle between positive economic environments and less positive economic environments for credit obligations) is critical to achieving higher risk-adjusted returns, including higher current income and/or capital appreciation, relative to other high-yielding investments.

This prospectus sets forth concisely the information that you should know before investing in the shares of the Fund.

Because the Fund is newly organized, its common shares (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering.

Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, including that the Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.  The principal risks of investing in the Fund are summarized in “Prospectus summary—Principal Investment Risks” beginning on page                       of this prospectus and further described in “Investment Objectives, Principal Investment Strategies and Risks” beginning on page                       of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Estimated offering expenses(3)	$	$
Proceeds, after expenses, to the Fund	$	$

(1)
The Fund has granted the underwriters an option to purchase up to                  additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the public offering price, the sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $                   , $                , $                and $                , respectively.  See “Underwriting.”

(2)
The Adviser may pay certain qualifying underwriters a marketing and structuring fee, a sales incentive fee or additional compensation or in connection with this offering.  These fees are not reflected under the sales load in the table above.  See “Underwriting.”

(3)
In addition to the sales load, the Fund will pay offering expenses up to an aggregate of $0.04 per Common Share, estimated to total $                     , which will reduce the “Proceeds to Fund” above.  The Adviser has agreed to pay $                     to                  for distribution assistance in connection with the offering.  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.04 per Common Share (to the extent such excess offering costs are not borne by another person other than the Fund).  If the Fund issues preferred shares and/or notes, the Fund’s common shareholders will also bear the expenses of such an offering.

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about       , 2011.

The date of this prospectus is

Portfolio

Credit Quality and Geographic Origin of Portfolio Investments

In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest in credit obligations of any credit quality, and may invest without limitation in obligations below investment grade. Any of the Fund’s investments may be issued by non-stressed or stressed issuers (each as defined under “Prospectus summary—Investment Objectives and Principal Investment Strategies—Portfolio contents”), provided that the Fund will generally not invest in credit obligations that at the time of investment have a total yield at or above the applicable Avenue Credit Thresholds (as defined herein). See “Prospectus summary—Investment Objectives and Principal Investment Strategies” herein and “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the Statement of Additional Information. Further, the Fund may invest in credit obligations of any maturity or duration, and although the Fund will not be managed for maturity or duration, given the expected nature of the Fund’s portfolio, the Fund’s portfolio will likely have a low average duration (generally, four years or less).

In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into forward transactions and other hedging transactions. Under normal market conditions, the Fund expects to invest at least a portion of its assets in issuers located outside the United States, with an initial focus on European, Middle Eastern and South African investment opportunities.   The foregoing geographic areas of focus are subject to change from time to time in the Avenue Managers’ discretion.

Portfolio Leverage

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes.  Following the completion of the Fund’s initial public offering of Common Shares, and subject to prevailing market conditions, the Fund intends to use any combination of the foregoing instruments to add financial leverage to its portfolio representing up to approximately 33-1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments).  The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The Fund anticipates that the use of leverage will result in higher income to common shareholders over time. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks, including the likelihood of greater volatility in the net asset value and market price of, and distributions on, the Common Shares.  There can be no assurance that the Fund will use leverage or that its leverage strategy will be successful.  The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Avenue Managers will be higher when leverage is utilized.  This may create a conflict of interest between the Avenue Managers, on the one hand, and holders of Common Shares, on the other hand.  Fees and expenses in respect of financial leverage, as well as the investment advisory fee, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”) generally limit the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33-1/3% of the Fund’s total assets at the time utilized.  In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness).  However, when using reverse repurchase agreements, if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under a reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time), such reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act.

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions.  To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act.  However, these transactions, even if covered, may represent a form of economic leverage and will create special risks.

Adviser and Subadviser

The Fund’s Adviser is Avenue Capital Management II, L.P., and the Fund’s Subadviser is Avenue Europe International Management, L.P.  The Adviser and the Subadviser, which are referred to herein collectively as the “Avenue Managers,” are both part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.  As of July 31, 2010, Avenue Capital Group had more than $18.8 billion in assets under management.  Avenue Capital Group is located at 399 Park Avenue, 6th Floor, New York, New York 10022.  Morgan Stanley, the global financial services firm, owns an indirect, non-controlling interest in Avenue Capital Group.

Investment Committee

An investment committee (the “Investment Committee”) comprising representatives of the Avenue Managers will be responsible for allocating the portions of the Fund’s assets to be invested by the Adviser and the Subadviser, respectively.  The Investment Committee generally bases its allocation decisions upon market conditions and the attractiveness of available investment opportunities in the United States and other geographic regions.  In general, the Adviser will be responsible for the Fund’s U.S. investments and the Subadviser will be responsible for the Fund’s non-U.S. investments.  The Investment Committee will meet on a monthly basis (or more frequently, if necessary) to review market conditions and the allocation of assets of the Fund between the Adviser and the Subadviser.

Other Information

The Fund’s Common Shares have been approved for listing on    , subject to notice of issuance. The trading or “ticker” symbol of the Common Shares is                     .

This Prospectus sets forth concisely information about the Fund you should know before investing.  Please read this Prospectus carefully before deciding whether to invest and retain it for future reference.  A Statement of Additional Information dated                                   (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”).  A table of contents to the SAI is located on page                  of this Prospectus. This Prospectus incorporates by reference the entire SAI.  The SAI is available along with other Fund-related materials at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the reference room), the EDGAR database on the SEC’s internet site (http://www.sec.gov), upon payment of copying fees by writing to the SEC’s Public Reference Section, 100 F Street, N.E. Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders when available, and additional information about the Fund, and may make other shareholder inquiries, by calling 1-800-                , by writing to the Fund or visiting the Fund’s website (http:/www.                      ).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase up to                   additional Common Shares from the Fund at the public offering price, less the sales load, within 45 days after the date of this Prospectus to cover over-allotments.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Until                , 2010 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

v

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should review the more detailed information contained in this Prospectus and in the SAI.

The Fund

Avenue Income Credit Strategies Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Adviser”), and the Fund’s investment subadviser is Avenue Europe International Management, L.P. (the “Subadviser”).  The Adviser and the Subadviser, which are referred to herein collectively as the “Avenue Managers,” are both part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Offering

The Fund is offering                 Common Shares of beneficial interest, par value $0.001 per common share (the “Common Shares”), through a group of underwriters (the “Underwriters”) led by   . The Fund has given the Underwriters an option to purchase up to                 additional Common Shares to cover over-allotments, if any. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is                  Common Shares ($                      ). The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.04 per Common Share (to the extent such excess offering costs are not borne by a person other than the Fund).

Investment Objectives and Principal Investment Strategies

Investment Objectives and Principal Investment Strategy

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit obligations, including Senior Loans (as defined herein), of issuers which operate in a variety of industries and geographic regions.

The Fund’s investment objectives and principal investment strategy are not fundamental policies of the Fund and may be changed on 60 days’ notice to shareholders.

There can be no assurance that the Fund will achieve its investment objectives.

Rationale

The Fund believes that changing investment environments over time offer attractive investment opportunities in the markets for credit obligations, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Fund believes that the combination of thorough and continuous credit analysis, diversification of holdings and the ability to reallocate investments among different categories of investments at different points in the credit cycle is critical to achieving higher risk-adjusted returns, including high current income and/or capital appreciation, relative to other high-yielding investments. The Fund expects to emphasize high current income and capital appreciation by investing generally in Senior Loans and in second lien or other subordinated loans or debt, including stressed securities and derivatives. The Fund will seek to exploit market inefficiencies and reallocate investments opportunistically to emphasize those investments, geographies and categories of investments best suited to the current environment and market outlook.  The Fund expects to manage the allocation between U.S. and non-U.S. credit obligations based on the availability of opportunities at the time.

Portfolio

Portfolio Construction Guidelines

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (defined below) in any combination of the following credit obligations and related instruments: (i) senior secured floating rate and fixed rate loans (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) other debt obligations, including high-yield, high-risk obligations (i.e., securities that are rated below investment grade by a nationally recognized credit rating organization, or unrated securities that are deemed to be of comparable quality; these securities are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (iv) structured products, including collateralized debt and loan obligations (collectively, “structured products”) that increase or decrease the Fund’s exposure to credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that increase or decrease the Fund’s exposure to credit obligations; (vi) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (vii) short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds).

Under normal market conditions, the Fund also may invest up to 20% of its Managed Assets in any combination of the following: (i) structured products that do not increase or decrease the Fund’s exposure to credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that do not increase or decrease the Fund’s exposure to credit obligations and (iii) equity securities obtained through debt restructurings or bankruptcy proceedings.  If the Fund receives equity securities obtained through debt restructurings or bankruptcy proceedings in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to sell such securities or any other investment, if the Adviser or Subadviser believes it would not be in the best interest of the Fund to sell such securities or other investment.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund’s assets.

“Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Fund’s policy of investing, under normal market conditions, in accordance with the foregoing portfolio construction guidelines is not considered to be fundamental by the Fund and can be changed, without vote of the Fund’s shareholders, by the Board of Trustees of the Fund with at least 60 days’ written notice provided to shareholders.

Credit Quality, Liquidity and Geographic Origin of Portfolio Investments

The Fund may invest, without limitation, in credit obligations that are rated below investment grade by a nationally recognized credit rating organization (a “NRSRO”) such as Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or unrated securities that are deemed by the Adviser or the

Subadviser to be of comparable quality, commonly known in either case as “junk” securities. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve significant risk exposure to adverse conditions. Any of the Fund’s investments may be issued by a non-stressed or stressed issuer (defined below), provided that the Fund generally will not invest in credit obligations that at the time of investment have a total yield at or above the applicable Avenue Credit Thresholds (as defined herein). See “Investment philosophy” below and “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the SAI. “Stressed issuers” generally refers to those issuers that the market expects to be “distressed” (i.e., unable to service their debt) in the near future. “Non-stressed issuers” are those issuers that generally are performing with respect to their financial obligations and currently not undergoing the same financial experiences as “stressed” or “distressed” issuers. The Fund may invest in credit obligations of any maturity or duration, and although the Fund will not be managed for maturity or duration, given the expected nature of the Fund’s portfolio, the Fund’s portfolio will likely have a low average duration (generally, four years or less).

The Fund may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid.

The Fund will invest in obligations of U.S. and non-U.S issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into forward transactions and other hedging transactions. Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located outside the United States, with an initial focus on European, Middle Eastern and South African investment opportunities.  The foregoing geographic areas of focus are subject to change from time to time in the Avenue Managers’ discretion.

Investment Philosophy

The Avenue Managers have expertise in Senior Loans and subordinated debt and are responsible for the overall management of the Fund.

The Avenue Managers conduct extensive research and analysis using a top-down/bottom-up approach to find undervalued opportunities, considering macroeconomics themes from the top-down of the overall credit obligations market and detailed fundamental analysis from the bottom-up related to credit obligations of specific issuers (i.e., examining issuers’ financials and operations, including sales, earnings, growth potential, assets, debt, management and competition).

The Avenue Managers seek to maximize risk adjusted returns.  The Avenue Managers seek to achieve the Fund’s investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Avenue Managers look to maintain trading flexibility and to preserve capital. The Avenue Managers conduct thorough in-depth research and employ a disciplined investment philosophy and a consistent investment approach in their focus on credit opportunities. The investment teams of the Avenue Managers conduct extensive research and analysis using a top-down macro and bottom-up fundamental approach and credit research approach to find undervalued opportunities.  The Avenue Managers engage in two parallel exercises to identify investment opportunities for the Fund. First, they seek to understand historic and prospective industry trends affecting an investment opportunity. Such analysis may include a review of the industry’s growth potential, cyclicality, barriers to entry, substitutability, capacity utilization, end market customer and relevant legal or regulatory issues. Second, they evaluate an issuer’s fundamentals (e.g., issuer’s financials and operations, including, but not limited to, sales, earnings, growth potential, assets and debt) and management.  The investment process utilized by the Avenue Managers is subject to change in their discretion.

The Adviser and Subadviser will generally invest the Fund’s assets in obligations with total yields at the time of purchase below an applicable benchmark plus a credit spread set from time to time by the Investment Committee  (the “Avenue-Credit Thresholds”).  The Avenue-Credit Thresholds are determined by the Investment Committee in its sole discretion, and may be revised as the markets change (for example, as of the date of this Prospectus, the

Avenue-Credit Threshold for floating rate obligations based on LIBOR is a total yield of  LIBOR plus      basis points).  Along the credit spectrum of non-stressed and stressed obligations, obligations with total yields below the Avenue-Credit Thresholds generally will be less stressed obligations.  For additional information on the applicable yields, spreads and benchmarks of the Avenue-Credit Thresholds on various obligations, please see “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the SAI.

The Adviser and Subadviser also manage assets for accounts other than the Fund.  Except as discussed in the following paragraph, the Avenue Managers generally will not be making investments in the same securities for the Fund that they will be making for their other accounts.  The expected risk and return profile for the Fund’s assets is generally lower than for the Avenue Managers other accounts.  Thus, except as discussed in the following paragraph, the Account Managers generally will allocate investments with a total yield at the time of investment below the Avenue-Credit Thresholds to the Fund and investments with a total yield at or above the Avenue-Credit Thresholds to the Avenue Managers’ other accounts.

The Subadviser currently serves as an investment subadviser to another registered closed-end management investment company (the “Subadvised Credit Fund”) and, pursuant to its subadvisory agreement with the Subadvised Credit Fund, is responsible for investing of a portion of that fund’s assets.  The Subadvised Credit Fund, like the Fund, invests in credit obligations that have a yield below the Avenue-Credit Thresholds.  Investment opportunities appropriate for both the Fund and the portion of the Subadvised Credit Fund managed by the Subadviser will, to the extent practicable, be allocated on a pro rata basis between the Fund and the Subadvised Credit Fund, based upon the portion of the total assets of each such fund that has been allocated to the Subadviser at the time.  To the extent that the Adviser or Subadviser serves as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a similar pro-rata basis.

Investors should note that the investment advisory fee structure for Avenue’s accounts that are not registered investment companies is different and generally higher than the investment advisory fee structure for the Fund.  See “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the SAI for more information on the Avenue-Credit Thresholds, advisory fees and the Adviser’s and Subadviser’s policies and procedures to address conflicts of interest. This Fund offers an opportunity for the Fund’s investors to have some access to the Avenue Managers which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.

Temporary Investments

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of Managed Assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds.  See “Investment objectives, principal investment strategies and risks—Temporary Investments” and “Use of Proceeds” below.

Leverage

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes.  Following the completion of the Fund’s initial public offering of Common Shares, and subject to prevailing market conditions, the Fund intends to use any combination of the foregoing instruments to add financial leverage to its portfolio representing up to approximately 33-1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments).  The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”) generally limit the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33-1/3% of the Fund’s total assets at the time utilized.  In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness).  However, when using reverse repurchase agreements, if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under a reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time), such reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act.

Use of financial leverage creates an opportunity for increased income and return for holders of Common Shares but, at the same time, creates special risks, including the likelihood of greater volatility in the net asset value and market price of, and distributions on, the Common Shares, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more rating agencies and/or credit facility lenders as a result of its use of financial leverage.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  It is not anticipated that these covenants or guidelines will significantly impede the Avenue Managers in managing the Fund’s portfolio in accordance with its investment objectives and policies.  If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees.  This voting power may negatively affect holders of Common Shares, and the interests of holders of preferred shares may otherwise differ from the interests of holders of Common Shares.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by holders of Common Shares and consequently will result in a reduction of the net asset value of Common Shares.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Avenue Managers will be higher when leverage is utilized.  This may create a conflict of interest between the Avenue Managers, on the one hand, and holders of Common Shares, on the other hand.  Fees and expenses in respect of financial leverage, as well as the investment advisory fee, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

See “Investment objectives, policies and risks—Use of Leverage and Related Risks” and “Investment objectives, policies and risks—Principal Investment Risks of the Fund’s Principal Investment Strategies—Financial Leverage Risk”.

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions.  To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act.  However, these transactions, even if covered, may represent a form of economic leverage and will create special risks.  See “Investment objectives, principal investment strategies and risks—Portfolio Composition”, “Investment objectives, principal investment strategies and risks—Structured Products”, “—Swaps” and “—Other Derivative Instruments”; and “Investment objectives, principal investment strategies and risks—Risks of Structured Products”, “—Risks of Swaps” and “—Risks of Other Derivative Instruments”.

Listing

The Fund’s Common Shares have been approved for listing on      , subject to notice of issuance. The trading or “ticker” symbol of the Common Shares is                        .

The Adviser and the Subadviser

The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Adviser”), and the Fund’s investment subadviser is Avenue Europe International Management, L.P. (the “Subadviser”).  The Adviser and the Subadviser, which are referred to herein collectively as the “Avenue Managers,” are both part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.  As of July 31, 2010, Avenue Capital Group had more than $18.8 billion in assets under management.  Avenue Capital Group is located at 399 Park Avenue, 6th Floor, New York, New York 10022.  Morgan Stanley, the global financial services firm, owns an indirect, non-controlling interest in Avenue Capital Group.

The Investment Committee

An investment committee (the “Investment Committee”) comprising representatives of the Avenue Managers will be responsible for allocating the portions of the Fund’s assets to be invested by the Adviser and the Subadviser, respectively.  The Investment Committee generally bases its allocation decisions based upon market conditions and the attractiveness of available investment opportunities in the United States and other geographic regions.  In general, the Adviser will be responsible for the Fund’s U.S. investments and the Subadviser will be responsible for the Fund’s non-U.S. investments.  The Investment Committee will meet on a monthly basis (or more frequently, if necessary) to review market conditions and the allocation of assets of the Fund between the Adviser and the Subadviser.

The Administrator

               , located at                 , serves as administrator to the Fund. Under the administration agreement,                  is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.

                     is entitled to receive a monthly fee at the annual rate of                 % of the average daily value of the Fund’s Managed Assets, subject to a minimum annual fee of $                       , plus out of pocket expenses.  During periods when the Fund is using leverage, the fee paid to                  will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.  See “Management of the Fund – The Administrator.”

Distributions

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly distributions of all or a portion of the Fund’s net interest and other investment company taxable income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s Common Shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Fund expects to pay its shareholders annually all or substantially all of its investment company taxable income. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of any net capital gains to its shareholders.

Various factors will affect the level of the Fund’s net interest and other investment company taxable income, of which the Fund intends to distribute all or substantially all on an annual basis to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value and, correspondingly, distributions will reduce the Fund’s net asset value.

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan.  A shareholder will automatically have all dividends and distributions reinvested in shares newly issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless the shareholder specifically elects to receive cash. See “Distributions” and “Dividend reinvestment plan.”

Custodian

                         will serve as custodian (the “Custodian”) for the Fund. See “Custodian.”                  also provides accounting services to the Fund.

Dividend Paying Agent, Transfer Agent and Registrar

                        will serve as the Fund’s dividend paying agent, transfer agent and registrar. See “Dividend paying agent, transfer agent and registrar.”

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of holders of Common Shares, the Fund’s Board of Trustees (the “Board”), in consultation with the Adviser , from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by shareholders, open-end funds typically cannot have more than 15% of their assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds, absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors.  See “Description of capital structure.”

Principal Investment Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund.

Market Risk

Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of loans and debts it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities also may have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Avenue Managers.

Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. The Avenue Managers  rely on company management, outside experts, market research and personal experience to analyze potential investments for the portion of the Fund’s portfolio that each manages. There can be no assurance that any of these sources will provide credible information, or that the Adviser’s or the Subadviser’s analysis will produce conclusions that lead to profitable investments. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties.  Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and, as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there exists the risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.  However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Interest Rate and Income Risk

The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Prepayment or Call Risk

If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Risks of Senior Loans

There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price.  To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Fund believes that its investments in adjustable rate Senior Loans could limit fluctuations in the Fund’s net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.  Each of the Avenue Managers relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Avenue Managers.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Adviser or Subadviser to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Avenue Managers. Because of the protective terms of Senior Loans, the Fund believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under Senior Loans or may acquire Senior Loans through assignments or participations. If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Risks of Second Lien or Other Subordinated or Unsecured Loans or Debt

Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured, unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Risks of Structured Products

The Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying indices or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by the counterparty’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default by, or the insolvency of, a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position.

Risks of Swaps

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Avenue Managers are incorrect in their forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not successfully used.

In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd−Frank Wall Street Reform and Consumer Protection Act (the “Dodd−Frank Act”) (which was passed into law in July 2010), swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Financial Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes.  The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares and the risk that fluctuations in the costs to borrow, or in the distribution or interest rates on any preferred shares or notes may affect the return to holders of Common Shares. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to holders of Common Shares will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect holders of Common Shares (or the interests of holders of preferred shares may differ from the interests of holders of Common Shares).

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by holders of Common Shares and consequently will result in a reduction of the net asset value of Common Shares.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Avenue Managers will be higher when leverage is utilized.  This may create a conflict of interest between the Avenue Managers, on the one hand, and holders of Common Shares, on the other hand.  Fees and expenses in respect of financial leverage, as well as the investment advisory fee, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

Any lender in connection with a credit facility may impose specific restrictions as condition to borrowing.  The credit facility fees may include, among other things, up front structuring fees and on-going commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets.  Similarly, to the extent the Fund issues preferred shares or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the rating agency as a result.  Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  It is not anticipated that these covenants or guidelines will impede the Avenue Managers in managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of capital structure—Preferred Shares” and “Description of capital structure—Credit Facility/Commercial Paper Program.”

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions.  To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act.  However, these transactions, even if covered, may represent a form of economic leverage and will create special risks.  See “Investment objectives, principal investment strategies and risks—Portfolio Composition”, “Investment objectives, principal investment strategies and risks—Structured Products”, “—Swaps” and “—Other Derivative Instruments”; and “Investment objectives, principal investment strategies and risks—Risks of Structured Products”, “—Risks of Swaps” and “—Risks of Other Derivative Instruments”.

Foreign Securities Risk

The Fund will invest in credit obligations, including loans, of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar.  The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. See “Investment objectives, principal investment strategies and risks—Portfolio Composition—Foreign securities—Foreign currency transactions.”

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend reinvestment plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Risks of Other Derivative Instruments

The Fund may utilize options, forward contracts, futures contracts and options on futures contracts.  These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Thus, the use of options, forward contracts, futures contracts and options on futures contracts may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes.

The use of forward contracts, options (including options on futures contracts) and futures contracts entails certain special risks. In particular, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act.  As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund.  The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.  The Fund, however, does intend to satisfy the less stringent diversification requirements of Subchapter M of the Code in order to qualify for the special tax treatment available to “regulated investment companies.”

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser or the Subadviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Net Asset Value Discount Risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a “discount.” Historically, shares of closed-end funds, have traded at a discount to their net asset value, and the Fund can provide no assurance that its shares will trade at or above their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund (and the net asset value will also reflect the fact that the proceeds to the Fund from the offering were reduced by the sales load). Because the market price of the Fund’s shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade below its offering price for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of capital structure.”

Manager Risk

As with any managed fund, neither of the Avenue Managers may be successful in selecting the best-performing investments or investment techniques for the Fund, and the Fund’s performance may lag behind that of similar funds.

Repurchase Agreements and Reverse Repurchase Agreements Risk

The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s net asset value will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

Summary of Fund expenses

The purpose of the following tables and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.  The expenses shown in the table under “Other expenses” and “Total annual expenses” are based on estimated amounts for the Fund’s annual operations and assume that the Fund issues approximately       Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares.  The tables also assume the use of leverage by the Fund through a combination of (i) reverse repurchase agreements and (ii) preferred shares or notes, representing in the aggregate 33-1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments), and show Fund expenses as a percentage of net assets attributable to Common Shares.

Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)%
Offering expenses borne by the Fund (as a percentage of the Common Share offering price)%		(1)(2)
Dividend reinvestment plan fees	None	(3)
Offering expenses borne by the Fund for preferred shares or notes (as a percentage of Common Share offering price)%		(4)

Percentage of Net Assets Attributable to Common Shares (Assumes 33-1/3% Leverage)(5)
Annual expenses
Advisory fee(6)		%
Interest expenses on reverse repurchase agreements(5)		%
Interest or dividend expenses for preferred shares or notes(5)		%
Other expenses		%
Total annual expenses		%

Example(7)

As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund’s Common Shares (including a sales load of $      and estimated offering expenses of $      ) and assuming (i) the Fund issues              Common Shares in this offering, (ii) total annual expenses of   % of net assets attributable to Common Shares in years 1 through 10 (assuming leverage in an amount equal to 33-1/3% of the Fund’s total assets)(5), (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

If the Fund does not utilize leverage (but holding all other assumptions in the foregoing example constant), the expenses for 1,3,5 and 10 years in the foregoing example would be $.......,$......,$..... and $....., respectively.

(1)
The Adviser has agreed to pay the amount by which the aggregate of all the Fund’s offering expenses (other than the sales load) exceeds $0.04 per Common Share (to the extent such excess offering expenses are not borne by another person other than the Fund).  The aggregate offering expenses (other than the sales load) currently are estimated to be $    (of which $     will be paid by the Fund and the remainder will be paid by the Adviser (or another person other than the Fund).  Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to Common Shares.

(2)
The Adviser will pay certain qualifying underwriters a marketing and structuring fee, additional compensation or a sales incentive fee in connection with this offering.  See “Underwriting.”  The Adviser has agreed to pay $        to                  for distribution assistance in connection with the offering.

(3)
You will be charged a $       service charge and pay a brokerage commission if you direct the Plan Agent (as defined under “Dividend reinvestment plan”) to sell your Common Shares held in a dividend reinvestment account.

(4)
If the Fund offers and issues preferred shares or notes, as assumed in this table, the costs of such offering will be borne immediately by the Fund's common shareholders and result in a reduction of the net asset value of the Common Shares.  Based on an offering of      Common Shares and further assuming, consistent with footnote 5, an offering and/or issuance of preferred shares and/or notes with an aggregate liquidation value and/or principal amount of $     , the total offering costs are estimated to be $    , or $    per share (    % of the Common Share offering price).

(5)
The Fund may use any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes.  The Fund currently intends to use any of the foregoing instruments to add financial leverage to its portfolio representing up to approximately 33-1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments).  For the purposes of this table, we have assumed such leverage will be obtained through a combination of (i) reverse repurchase agreements in an amount equal to    % of the Fund’s total assets, with an estimated annual interest rate of   %, and (ii) a combination of preferred shares and notes having an aggregate liquidation value and principal amount equal to      % of the Fund’s total assets, with an estimated average annual dividend and interest rate of      %.

The following table estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets attributable to Common Shares, assuming that the Fund is the same size as in the table above but that no leverage is incurred.  In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Annual expenses
Advisory fee	%
Other expenses	%
Total annual expenses	%

(6)
The Adviser will receive a monthly fee at an annual rate of         % of the average daily value of the Fund’s Managed Assets.  The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in footnote 5.

(7)
The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.  The examples assume that the estimated “Other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized as a statutory trust under the laws of the State of Delaware on October 12, 2010. The Fund has no operating history.  The Fund’s principal office is located at 399 Park Avenue, 6th Floor, New York, New York 10022, and its telephone number is     .

This prospectus relates to the initial public offering of the Fund’s Common Shares of beneficial interest, par value $0.001 per share.  See “Underwriting.”

Use of proceeds

The net proceeds of this offering of Common Shares will be approximately $                (or $                if the Underwriters exercise their over-allotment option in full), which, after payment of the estimated offering costs, will be invested in accordance with the Fund’s investment objectives and policies. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within approximately three months after the completion of this offering.  Pending such investment, it is anticipated that the proceeds will be invested in temporary investments.  See “Investment objectives, principal investment strategies and risks—Temporary Investments.”  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.04 per Common Share (to the extent such excess offering costs are not borne by a person other than the Fund).

Investment objectives, principal investment strategies and risks

Investment Objectives and Principal Investment Strategy

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including derivative instruments) (collectively, “credit obligations”) of issuers which operate in a variety of industries and geographic regions located throughout the world.

The Fund expects to emphasize high current income and capital appreciation by investing generally in Senior Loans (as defined herein) and in second lien or other subordinated loans or debt, including stressed credit obligations and related derivatives.  The Fund will seek to exploit market inefficiencies and reallocate investments opportunistically to emphasize those investments, categories of investments and geographic exposures believed to be best suited to the then current environment and market outlook.  The Fund expects to manage the allocation between U.S. and non-U.S. credit obligations based on the availability of opportunities at the time.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit obligations, including Senior Loans (as defined herein), of issuers which operate in a variety of industries and geographic regions.

There can be no assurance that the Fund will achieve its investment objectives.  The Fund’s investment objectives and principal investment strategy are not fundamental policies of the Fund and may be changed on 60 days’ notice to shareholders.

Investment advisory services for the Fund are provided by affiliates of Avenue Capital Group.  The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Adviser”), and the Fund’s investment subadviser is Avenue Europe International Management, L.P. (the “Subadviser”).  The Adviser and the Subadviser are referred to herein collectively as the “Avenue Managers.”

Rationale

The Fund believes that changing investment environments over time offer attractive investment opportunities in the markets for credit obligations, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Fund believes that the combination of thorough and continuous credit analysis (that is, analysis of an issuer’s ability to make loan or debt payments when due), diversification of holdings and the ability to reallocate the Fund’s portfolio among different categories of investments at different points in the credit cycle is critical to achieving higher risk-adjusted returns, including higher current income and/or capital appreciation, relative to other high-yielding investments. The Fund expects to emphasize high current income and capital appreciation by investing generally in Senior Loans, and in second lien or other subordinated loans or debt, including stressed securities and derivatives thereof.  The Fund will seek to exploit market inefficiencies and reallocate investments to opportunistically emphasize those investments, geographies and categories of investments best suited to the current environment and market outlook.

Portfolio Contents

Portfolio Construction Guidelines

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (defined below) in any combination of the following credit obligations and related instruments: (i) senior secured floating rate and fixed rate loans (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) other debt obligations, including high-yield, high-risk obligations (i.e., securities that are rated below investment grade by a nationally recognized credit rating organization, or unrated securities that are deemed by the Adviser or the Subadviser to be of comparable quality; these securities are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (iv) structured products, including collateralized debt and loan obligations (collectively, “structured products”) that increase or decrease the Fund’s exposure to credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that increase or decrease the Fund’s exposure to credit obligations; (vi) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (vii) short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds).

Under normal market conditions, the Fund also may invest up to 20% of its Managed Assets in any combination of the following: (i) structured products that do not increase or decrease the Fund’s exposure to credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that do not increase or decrease the Fund’s exposure to credit obligations and (iii) equity securities obtained through debt restructurings or bankruptcy proceedings.  If the Fund receives equity securities obtained through debt restructurings or bankruptcy proceedings in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to sell such securities or any other investment, if the Adviser or the Subadviser believes it would not be in the best interest of the Fund to sell such securities or other investment.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund’s assets.

“Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Fund’s policy of investing, under normal market conditions, in accordance with the foregoing portfolio construction guidelines is not considered to be fundamental by the Fund and can be changed, without vote of the Fund’s shareholders, by the Board of Trustees of the Fund with at least 60 days’ written notice provided to shareholders.

Credit Quality, Liquidity and Geographic Origin of Portfolio Investments

The Fund may invest, without limitation, in credit obligations that are rated below investment grade by a NRSRO or unrated credit obligations that are deemed by the Adviser or the Subadviser to be of comparable quality, commonly known in either case as “junk” securities. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve significant risk exposure to adverse conditions. Any of the Fund’s investments may be issued by a non-stressed or stressed issuer , provided that the Fund generally will not invest in credit obligations that at the time of investment have a total yield at or above the applicable Avenue Credit Thresholds (as defined herein).  See “Investment philosophy” below and “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the SAI.  “Stressed issuers” generally refers to those issuers that the market expects to be “distressed” (i.e., unable to service their debt) in the near future. “Non-stressed issuers” are those issuers that generally are performing with respect to their financial obligations and currently not undergoing the same financial experiences as “stressed” or “distressed” issuers.  The Fund may invest in credit obligations of any maturity or duration, and although the Fund will not be managed for maturity or duration, given the expected nature of the Fund’s portfolio, the Fund’s portfolio will likely have a low average duration (generally, four years or less).

The Fund may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid.

The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into forward transactions and other hedging transactions.  Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located outside the United States, with an initial focus on European, Middle Eastern and South African investment opportunities.  The foregoing geographic areas of focus are subject to change from time to time in the Avenue Managers’ discretion.

The Fund will assess the market and make an assessment regarding the current economic environment and outlook and then determine which investments are appropriate for the Fund.  You will find information about the Fund in its annual and semi-annual reports to shareholders.  The annual report will include a discussion of the market conditions and investment strategies affecting the Fund’s performance during its prior fiscal year.

Investment Philosophy

The Avenue Managers have expertise in Senior Loans and subordinated debt, including stressed and distressed issuers, and are responsible for the overall management of the Fund.

The Avenue Managers conduct extensive research and analysis using a top-down/bottom-up approach to find undervalued opportunities considering macroeconomics themes from the top-down of the overall credit obligations market and detailed fundamental analysis from the bottom-up related to credit obligations of specific issuers (i.e., examining issuers’ financials and operations, including sales, earnings, growth potential, assets, debt, management and competition).

The Avenue Managers seek to maximize risk adjusted returns.  The Avenue Managers seek to achieve the Fund’s investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class.  The Avenue Managers look to maintain trading flexibility and to preserve capital. The Avenue Managers conduct thorough in-depth research and employ a disciplined investment philosophy and a consistent investment approach in their focus on credit opportunities. The investment teams of the Avenue Managers conduct extensive research and analysis using a top-down macro and bottom-up fundamental approach and credit research approach to find undervalued opportunities. The Avenue Managers engage in two parallel exercises to identify investment opportunities for the Fund. First, they seek to understand historic and prospective industry trends affecting an investment opportunity. Such analysis may include a review of the industry’s growth potential, cyclicality, barriers to entry, substitutability, capacity utilization, end market customer and relevant legal or regulatory issues. Second, they evaluate an issuer’s fundamentals (e.g., issuer’s financials and operations, including, but not limited to, sales, earnings, growth potential, assets and debt) and management.  The investment process utilized by the Avenue Managers is subject to change in their discretion.

The Adviser and Subadviser will generally invest the Fund’s assets in obligations with total yields at the time of purchase below an applicable benchmark plus a credit spread set from time to time by the Investment Committee  (the “Avenue-Credit Thresholds”).  The Avenue-Credit Thresholds are determined by the Investment Committee in its sole discretion, and may be revised as the markets change (for example, as of the date of this Prospectus, the Avenue-Credit Threshold for floating rate obligations based on LIBOR is a total yield of LIBOR plus       basis points).  Along the credit spectrum of non-stressed and stressed obligations, obligations with total yields below the Avenue-Credit Thresholds generally will be less stressed obligations.  For additional information on the applicable yields, spreads and benchmarks of the Avenue-Credit Thresholds on various obligations, please see “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the SAI.

The Adviser and Subadviser also manage assets for accounts other than the Fund.  Except as discussed in the following paragraph, the Avenue Managers generally will not be making investments in the same securities for the Fund that they will be making for their other accounts.  The expected risk and return profile for the Fund’s assets is generally lower than for the Avenue Managers’ other accounts.  Thus, except as discussed in the following paragraph, the Account Managers generally will allocate investments with a total yield at the time of investment below the Avenue-Credit Thresholds to the Fund and investments with a total yield at or above the Avenue-Credit Thresholds to the Avenue Managers’ other accounts.

The Subadviser currently serves as an investment subadviser to another registered closed-end management investment company (the “Subadvised Credit Fund”) and, pursuant to its subadvisory agreement with the Subadvised Credit Fund, is responsible for investing of a portion of that fund’s assets.  The Subadvised Credit Fund, like the Fund, invests in credit obligations that have a yield below the Avenue-Credit Thresholds.  Investment opportunities appropriate for both the Fund and the portion of the Subadvised Credit Fund managed by the Subadviser will, to the extent practicable, be allocated on a pro rata basis between the Fund and the Subadvised Credit Fund, based upon the portion of the total assets of each such fund that has been allocated to the Subadviser at the time.  To the extent that the Adviser or Subadviser serves as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a similar pro-rata basis.

Investors should note that the investment advisory fee structure for Avenue’s accounts that are not registered investment companies is different and generally higher than the investment advisory fee structure for the Fund.  See “Management of the Fund—Portfolio Management—Potential Conflicts of Interest of the Avenue Managers” in the SAI for more information on the Avenue-Credit Thresholds, advisory fees and the Adviser’s and Subadviser’s policies and procedures to address conflicts of interest. This Fund offers an opportunity for the Fund’s investors to have some access to the Avenue Managers which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.

Portfolio Composition

The Fund’s investments (primarily in Senior Loans, subordinated loans and debt, other debt obligations, structured products and swaps—each of which is described in more detail below) may be all or substantially in investments that are generally considered to have a credit quality rated below investment grade by an NRSRO or unrated credit obligations that are deemed to be of comparable quality. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities. Adverse changes in the economy or to the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. Some of the securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

While all credit obligations tend to fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market as well as the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. The secondary trading market for lower-grade securities may be less liquid than the market for higher-grade securities. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for lower-grade securities also may have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the Avenue Managers’ experience, judgment and analysis than higher-

grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

The Fund may invest in the loans and other debt obligations of stressed issuers, including obligations that are in covenant or payment default. Credit obligations that are or become stressed generally trade at prices below par, thus creating opportunities for capital appreciation (or loss) as the values of such securities change over time. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. The Avenue Managers rely on company management, outside experts, market participants and personal experience to analyze potential investments.  There can be no assurance that any of these sources will provide credible information, or that the analysis of the Adviser or the Subadviser will produce conclusions that lead to profitable investments for the respective portion of the Fund’s portfolio managed by each. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and as such, there exists the risk that the Fund’s influence with respect to the class of obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.

The Fund may sell portfolio securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser or the Subadviser believe the potential for high current income or capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. Under normal market conditions, the Fund generally expects its portfolio turnover to be         . A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The portfolio turnover rate will not limit the Fund’s portfolio changes, however, if the applicable Avenue Manager considers portfolio changes appropriate.

Senior Loans

Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities that operate in a variety of industries and geographic regions. Senior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The Fund may act as one of the original lenders originating a Senior Loan, may purchase portions of Senior Loans through assignments from lenders and may invest in participations in Senior Loans. Senior Loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of Senior Loans a claim on some or all of the borrower’s assets that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrowers. Senior Loans also have contractual terms designed to protect lenders. The Fund will generally acquire Senior Loans of borrowers that, among other things, in the Adviser’s or the Subadviser’s judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser or the Subadviser. Because of the protective features of Senior Loans, the Fund and the Avenue Managers believe that Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities.

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks (the “Prime Rate”) or the certificate of deposit rate (the “CD Rate”) or other base lending rates used by commercial lenders. Floating rate Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate Senior Loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The prices of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time.

The Fund’s Senior Loan investments will typically be secured by specific assets of the borrower. These Senior Loans will frequently be secured by all assets of the borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the borrower. In some cases, a Senior Loan may be secured only by stock of the borrower or its subsidiaries. The borrower may experience financial difficulty and/or the value of collateral may decline over time. The loan agreement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. As described below, the Fund may also invest in loans that are not secured by specific collateral. Investments in such unsecured loans involve a greater risk of loss.

Senior Loans also have contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments.

The proceeds of Senior Loans that the Fund will purchase typically will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Fund may purchase and retain in its portfolio Senior Loans of borrowers that have filed for protection under the federal bankruptcy laws or similar laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in Senior Loans involves investment risk, and some borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analysis and monitoring of borrowers.

The Fund generally invests in a Senior Loan if, in the Adviser’s or the Subadviser’s judgment, the borrower can meet its future payment obligations.  An Avenue Manager will perform its own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the agent or other lenders with respect to the portion of the Fund’s portfolio managed by each. When evaluating a borrower, an Avenue Manager will consider many factors, including the borrower’s past and future projected financial performance. The Avenue Manager also considers a borrower’s management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Adviser or the Subadviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser or the Subadviser continues to monitor a borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Avenue Managers will use their best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. The Fund’s net asset value will fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund’s net asset value. See “Investment objectives, principal investment strategies and risks—Other Risks of Investing in the Fund.”

There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund’s portfolio may be rated. There is no limit on the percentage of the Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but deemed to be of comparable quality.

Senior Loan assignments and participations. The Fund may purchase Senior Loans by assignment from a lender in the original syndicate of lenders or from subsequent assignees. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may also purchase participations from lenders in the original syndicate making Senior Loans. When the Fund purchases a participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender.

In the case of a participation, the Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

Second Lien or Other Subordinated or Unsecured Loans or Debt

The Fund may invest in second lien or other subordinated or unsecured loans or debt. Such loans or debt are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. As in the case of Senior Loans, the Fund may purchase interests in second lien or other subordinated or unsecured loans or debt through assignments or participations (each as described above).

Second lien loans are secured by a second priority security interest in or lien on specified collateral securing the borrower’s Senior Loans on a first lien basis. This means that Senior Loans are repaid in full with proceeds of the collateral before second lien loans are repaid. Second lien loans typically have similar protections and rights as Senior Loans. Second lien loans are not (and by their terms cannot become) junior in lien priority to any obligation of the related borrower other than Senior Loans of such borrower. Second lien loans may have fixed or floating rate interest payments. Because second lien loans are secured on a junior basis to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other non-investment grade securities.

Subordinated loans or debt may, and generally will, rank lower in priority of payment to Senior Loans and second lien loans of the borrower. Subordinated secured loans or debt typically are secured by a lower priority security interest in or lien on specified collateral, and typically have more subordinated protections and rights than Senior Loans and second lien loans. Subordinated loans may have fixed or adjustable floating rate interest payments. Because subordinated loans may rank lower as to priority of payment than Senior Loans and second lien loans of the borrower, they may present a greater degree of investment risk than Senior Loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks similar to those of below investment grade securities.

Unsecured loans or debt generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest in or lien on specified collateral. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, second lien loans and other debt. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the Senior Loans and secured debt of the borrower, they may present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Unsecured interests of below investment grade quality share risks similar to those associated with other below investment grade securities.

Structured Products

The Fund also may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk.  In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CDOs, CBOs and CLOs, the cashflows are split into two or more portions, called tranches, varying in risk and yield. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The key feature of these structures is the prioritization of the cash flows from a pool of underlying securities among the several classes of securities issued by a structured product. CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect to some degree the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, the various tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to such securities as a class.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to: currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. A credit-linked note is a derivative instrument that is an obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).

The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, the assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Structured products may be private investment funds (structured as trusts or other types of pooled investment companies that are excluded from the definition of “investment company” under the 1940 Act by the operation of Section 3(c)(1) or 3(c)(7) thereof) or investment companies that are registered under the 1940 Act. Investment in such products involve operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of the Fund’s Common Shares. For structured products that are registered under the 1940 Act, please also see “Other Investments - Securities of other investment companies.” Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

Swaps

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. The payment streams are calculated by reference to the investment characteristic(s) chosen applied to an agreed upon notional amount.

A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Total return and index swaps are used as substitutes for owning the physical securities that compose a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

An interest rate swap involves the exchange by the Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund may engage in swap options for hedging purposes, to manage and mitigate credit and interest rate risks and to gain exposure to credit obligations. The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors and puts).

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund.  For example, through its comprehensive new regulatory regime for derivatives, the Dodd-Frank Act will impose mandatory clearing, exchange-trading and margin requirements on many derivatives transactions (including formerly unregulated over-the- counter derivatives) in which the Fund may engage.  The Dodd-Frank Act also creates new categories of regulated market participants, such as “swap dealers,” “security-based swap dealers,” “major swap participants,” and “major security-based swap participants” who will be subject to significant new capital, registration, recordkeeping, reporting, disclosure, business conduct and other regulatory requirements. The details of these requirements and the parameters of these categories remain to be clarified through rulemaking and interpretations by the Commodity Futures Trading Commission, the SEC, the

Federal Reserve Board and other regulators in a regulatory implementation process which is expected to take a year or more to complete.

Nonetheless, the possible effect of the Dodd-Frank Act likely will be to increase the Fund’s overall costs of entering into derivatives transactions. In particular, new margin requirements, position limits and capital charges, even if not directly applicable to the Fund, may cause an increase in the pricing of derivatives transactions sold by market participants to whom such requirements apply. Administrative costs, due to new requirements such as registration, recordkeeping, reporting, and compliance, even if not directly applicable to the Fund, may also be reflected in higher pricing of derivatives. New exchange-trading and trade reporting requirements may lead to reductions in the liquidity of derivative transactions, causing higher pricing or reduced availability of derivatives, or the reduction of arbitrage opportunities for the Fund, adversely affecting the performance of certain of the Fund’s trading strategies.

The Fund intends to comply with applicable regulatory requirements when implementing swaps, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions.

Foreign Securities

The Fund may invest without limitation in securities of borrowers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities and may invest without limitation in obligations of issuers located in emerging market countries.  The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers, including that Non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different and perhaps not as well formulated and defined legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to substantially similar risks to those associated with direct investment in securities of foreign issuers, and are subject to currency risk as well. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few relatively robust and mature industries and securities markets that trade only a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The

Fund may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar.  The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. See “Foreign currency transactions” below.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend reinvestment plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Foreign currency transactions. The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of non-U.S. issuers or as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities that are held or proposed to be purchased are denominated. The Fund may also enter into currency swap transactions. A currency swap generally involves an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps also usually involve initial and final exchanges of the designated currency that correspond to an agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities. When required by law, the Fund will cause its custodian bank to earmark cash or other liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or liquid securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Derivative Instruments

The Fund generally seeks to use certain derivative instruments as portfolio management or hedging techniques. In doing so, the Fund seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the Fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use derivative instruments to earn income. Among derivative instruments the Fund may utilize are forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

Derivative instruments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instrument. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Fund to predict pertinent market movements, which cannot be assured. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Thus, the use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to derivative instruments are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, transactions in derivative instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund’s risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund’s investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put. The Fund may purchase and sell listed and over-the-counter options (“OTC Options”). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of domestic or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities.

The Fund intends to comply with applicable regulatory requirements when implementing derivative instruments including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. See “Additional Investment objectives, policies and risks — Other Derivative Instruments” in the Fund’s SAI.

Equity Securities

Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends, while others do not generate sufficient income to support a dividend.

Other Investments

Securities of Other Investment Companies

The Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies to the extent permitted by the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s investment advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Zero Coupon Bonds

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater market risk and credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy.

Repurchase agreements are required to be fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying collateral securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government and its agencies or instrumentalities) may have maturity dates exceeding one year.

The Fund may borrow through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price.  Generally, the effect of a reverse repurchase agreement is that, during the term of the agreement, the Fund can obtain and reinvest all or most of the cash value of the portfolio investment it sold under the agreement and still be entitled to the returns associated with such portfolio investment—thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund.  The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under the reverse repurchase agreements (or segregates such other amount permitted by the 1940 Act or SEC guidance from time to time).

When-Issued and Delayed Delivery Securities

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Private Placements and Restricted Securities

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

The Fund has no liquidity limitation or restriction; thus, some or all of the Fund investments may be in illiquid securities. At times, private placements or restricted securities, as well as other securities in which the Fund may invest, may be deemed illiquid. Investments in illiquid securities tend to restrict the Fund’s ability to dispose of instruments in a timely fashion and restrict the Fund’s ability to take advantage of market opportunities.

Short Sales

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells securities it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund’s net asset value.

Temporary Investments

During the period in which the net proceeds of this offering are being invested, in order to keep the Fund’s cash fully invested and, for defensive purposes, during periods in which the Fund believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary purposes only in short-term and medium-term debt securities that the Fund believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objectives.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies.  There can be no assurance that such strategies will be successful.

Use of Leverage and Related Risks

The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objectives and primary investment strategy) to benefit the Fund’s Common Shares.  Although the Fund currently intends to use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed.  Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the holders of Common Shares would have a net benefit.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes.  Following the completion of the Fund’s initial public offering of Common Shares, and subject to prevailing market conditions, the Fund intends to use any combination of the foregoing instruments to add financial leverage to its portfolio representing up to approximately 33-1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments).  The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings together with any other senior securities representing indebtedness.  Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33-1/3% of the fund’s total assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements, borrowings and other senior securities representing indebtedness)).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such distribution, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

The asset coverage requirements set forth in the foregoing paragraph would only apply to the Fund’s “uncovered” reverse repurchase agreements.  Conversely, if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under a reverse repurchase agreement (or segregates such other amount as may be permitted by the 1940 Act or SEC guidance), the reverse repurchase agreement would not be counted against the foregoing asset coverage requirements (although the proceeds of, and assets subject to, such agreement would still be counted as part of the Fund’s total assets).

The Fund’s Board will regularly review the Fund’s use of financial leverage (i.e., the relative costs and benefits of leverage on the Fund’s Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of using reverse repurchase agreements, credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, or combinations thereof).

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the net asset value and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or notes may adversely affect the return to the holders of the Common Shares.  If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to holders of Common Shares will be reduced.  The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the holders of Common Shares.  If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from leverage.  As discussed under “Description of capital structure,” if preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees.  This voting power may negatively affect holders of Common Shares, and the interests of holders of preferred shares may otherwise differ from the interests of holders of Common Shares.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased.  The issuance of preferred shares or notes involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on Common Shares or to engage in other activities.  Leverage creates an opportunity for a greater return per Common Share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk.  Unless the income and appreciation, if any, on assets acquired with leverage exceeds the cost of such leverage, the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. Similarly, to the extent the Fund issues preferred shares, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund.  These restrictions may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Avenue Managers in the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain) to qualify for the special tax treatment available to regulated investment companies. The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. Prohibitions on dividends and other distributions on the Fund’s Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates.  Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.  Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund.  The table assumes that the Fund adds financial leverage to its

portfolio through a combination of (i) reverse repurchase agreements in an amount equal to    % of the Fund’s total assets, with an estimated annual interest rate of   %, and (ii) a combination of preferred shares and notes having an aggregate liquidation value and principal amount equal to      % of the Fund’s total assets, with an estimated average annual dividend and interest rate of     %, so that aggregate leverage from such instruments represents 33-1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments).

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return assuming 33-1/3% leverage using reverse repurchase agreements and preferred shares and notes	%	%	%	%	%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the tables above assume that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Until the Fund enters into reverse repurchase agreements, enters into a credit facility and/or issues preferred shares or notes, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply.

In addition to leverage for investment purposes, the Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

Principal Investment Risks of the Fund’s Principal Investment Strategies

Market Risk

Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number over time. The Fund has no policy limiting the maturity of loans and debts that it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities also may have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of each of the Avenue Managers with respect to the portion of the Fund’s portfolio that each manages.

The Fund may invest in loan and debt obligations of stressed issuers including those that are in covenant or payment default. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. The Avenue Managers rely on company management, outside experts, market participants and personal experience to analyze potential investments for the portion of the Fund’s assets that they respectively manage. There can be no assurance that any of these sources will provide credible information, or that each of the Adviser’s and the Subadviser’s analysis will produce conclusions that lead to profitable investments for the portion of the Fund’s portfolio that each manages. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there exists the risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.  However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Interest Rate and Income Risk

The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Prepayment or Call Risk

If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Risks of Senior Loans

There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price.  To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Fund believes that its investments in adjustable rate Senior Loans could limit fluctuations in the Fund’s net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Each of the Avenue Managers relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of each of the Avenue Managers.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Adviser or the Subadviser to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Adviser or the Subadviser. Because of the protective terms of Senior Loans, the Fund believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under Senior Loans or may acquire Senior Loans through assignments or participations. If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Risks of Second Lien or Other Subordinated or Unsecured Loans or Debt

Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured, unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Risks of Structured Products

The Fund may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by the counterparty’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default, or the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position.

Risks of Swaps

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If an Avenue Manager is incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not successfully used.

In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd−Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Financial Leverage Risk

There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares and the risk that fluctuations in the costs of borrowings or in distribution or interest rates on any preferred shares or notes.  To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to holders of Common Shares will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. The costs of any financial leverage program will be borne by holders of Common Shares and consequently, will result in a reduction of the net asset value of Common Shares. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect holders of Common Shares (or the interests of holders of preferred shares may differ from the interests of holders of Common Shares).

The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fee payable to the Adviser and Subadviser will be higher when leverage is utilized.  This may create a conflict of interest between the Avenue Managers, on the one hand, and holders of Common Shares, on the other hand.  Fees and expenses in respect of financial leverage, as well as the investment advisory fee, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.  See “Investment objectives, principal investment strategies and risks—Use of Leverage and Related Risks” , “Management of the Fund—The Adviser” and “Management of the Fund—The Subadviser.”

Any lender in connection with a credit facility may impose specific restrictions as conditions to borrowing. The credit facility fees may include, among other things, up front structuring fees and on-going commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets.  Similarly, to the extent the Fund issues preferred shares or notes, the Fund would seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares and/or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the rating agency as a result.  Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  It is not anticipated that these covenants or guidelines will impede the Avenue Managers in managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of capital structure—Preferred Shares” and “Description of capital structure—Credit Facility/Commercial Paper Program.”

Financial leverage may be achieved through entering into reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price. The Fund’s use of reverse repurchase agreements exposes the Fund to special risks.  See “Investment objectives, principal investment strategies and risks—Portfolio Composition”; “Investment objectives, principal investment strategies and risks—Repurchase Agreements and Reverse Repurchase Agreements”; and “Investment objectives, principal investment strategies and risks—Repurchase Agreements and Reverse Repurchase Agreements Risk.”

Financial leverage may also be achieved through the purchase of certain derivative instruments.  The Fund’s use of derivative instruments exposes the Fund to special risks. See “Investment objectives, principal investment strategies and risks—Portfolio Composition”; “Investment objectives, principal investment strategies and risks—Structured Products, —Swaps and —Other Derivative Instruments; and “Investment objectives, principal investment strategies and risks—Risks of Structured Products, —Risks of Swaps and —Risks of Other Derivative Instruments.”

Foreign Securities Risk

The Fund will invest in credit obligations of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investment in Non-U.S. issuers involves special risks, including that Non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar.  The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. See “Investment objectives, principal investment strategies and risks—Portfolio Composition—Foreign securities—Foreign currency transactions.”

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend reinvestment plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Risks of Other Derivative Instruments

The Fund may utilize options, forward contracts, futures contracts and options on futures contracts. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Thus, the use of options, forward contracts, futures contracts and options on futures contracts may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to transactions in instruments are not otherwise available to the Fund for investment purposes.

The use of forward contracts, options (including options on futures contracts) and futures contracts entails certain special risks. In particular, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts  may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act.  As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund.  The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.  The Fund, however, does intend to satisfy the less stringent diversification requirements of Subchapter M of the Code in order to qualify for the special tax treatment available to “regulated investment companies.”

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser or the Subadviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Net Asset Value Discount Risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a “discount.” Historically, shares of closed-end funds, have traded at a discount to their net asset value, and the Fund can provide no assurance that its shares will trade at or above their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund (and the net asset value will also reflect to the Fund that the proceeds to the Fund from the offering were reduced by the sales load). Because the market price of the Fund’s shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade below its offering price for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of capital structure.”

Manager Risk

As with any managed fund, neither of the Avenue Managers may be successful in selecting the best-performing investments or investment techniques in managing its respective portion of the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.

Other Risks of Investing in the Fund

No Operating History

The Fund is a newly organized, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Investment Risk

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of Investing in Other Investment Companies

The Fund may acquire shares in other investment companies, including foreign investment companies to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Zero Coupon Securities Risk

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares.  Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Repurchase Agreements and Reverse Repurchase Agreements Risk

The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s net asset value will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

When-Issued and Delayed Delivery Securities Risk

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Illiquid Investments Risk

The Fund’s investments in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Short Sales Risk

The Fund may engage in short sales. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants Risk

The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund’s net asset value.

Temporary Investments Risk

During periods in which the Fund believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its primary investment holdings and invest in certain short-term and medium-term debt securities or hold cash. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities believed to be of high quality, which are expected to be subject to relatively low risk of loss of interest or principal. In taking such defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objectives.

Tax Risk

The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, that it distributes (including amounts that are treated as such and reinvested pursuant to the Plan, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount at least equal to 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must also meet certain asset diversification tests and, at least 90% of its gross income for such year must be comprised of certain types of qualifying income. If, for any taxable year, the Fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax on its net income and capital gains at the regular corporate tax rates (without a deduction for distributions to shareholders).  In addition, shareholders will be subject to tax on distributions at ordinary income tax rates to the extent of the Fund’s current or accumulated earnings and profits. Accordingly, in such event, the Fund’s ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns.

Dependence on Key Personnel Risk

The Avenue Managers are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If either of the Avenue Managers were to lose the services of these individuals, its ability to service the Fund could be adversely affected. The investment professionals associated with the Avenue Managers are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser or the Subadviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Certain Affiliations Risk

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Avenue Managers. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

U.S. Government Debt Securities Risk

U.S. government debt securities have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Recent Developments

The U.S. credit markets have been experiencing extreme volatility and disruption for more than 2 years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to make interest and/or principal payments on Senior Loans during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the borrower’s assets securing the senior loans, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet other debt obligations. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if a borrower were to commence bankruptcy proceedings, even though the Fund may hold a Senior Loan of such borrower, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Such conditions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund’s Common Shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the U.S. are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk.

Market Disruption and Geopolitical Risk

The instability in the Middle East, terrorist attacks in the United Sates and around the world and social unrest globally may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Government Intervention in the Financial Markets Risk

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable.  Borrowers under Senior Loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Avenue Managers will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value. The Fund’s Board has determined that these provisions are in the best interests of shareholders generally.

Management of the Fund

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser and the Subadviser, is the responsibility of the Fund’s Board under the laws of the State of Delaware and the 1940 Act.

The Adviser and the Subadviser

The Adviser and Subadviser will provide day-to-day investment management services to the Fund.  The Adviser is Avenue Capital Management II, L.P., and the Subadviser is Avenue Europe International Management, L.P.  The Adviser and the Subadviser, which are referred to herein collectively as the “Avenue Managers,” are both part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.  As of July 31, 2010, Avenue Capital Group had more than $18.8 billion in assets under management.  Avenue Capital Group is located at 399 Park Avenue, 6th Floor, New York, New York 10022.

The Adviser is 99% owned by Avenue Management Holdco, L.P., a limited partner, and is 1% owned and controlled by Avenue Capital Management II GenPar, LLC, its general partner.  The Subadviser is 99% owned by Avenue GL Europe, LLC, a limited partner, and is 1% owned and controlled by Avenue Europe International Management GenPar, LLC, its general partner.  Both the limited partners and the general partners of the Adviser and the Subadviser are controlled by Marc Lasry and Sonia Gardner, who are the principals of Avenue Capital Group.  Morgan Stanley, the global financial services firm, owns an indirect, non-controlling interest in the Avenue Capital Group.

Advisory Agreement and Subadvisory Agreement

Under an advisory agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to       % of the Fund’s average daily Managed Assets, which means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Under an investment subadvisory agreement with the Adviser, the Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to       % of the average daily Managed Assets of the Fund managed by the Subadviser.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

A discussion of the basis for the Board’s approval of the advisory agreement and subadvisory agreement will be included in the Fund’s initial report to shareholders.

The Investment Committee

The Investment Committee, which comprises representatives of the Avenue Managers, will be responsible for allocating the portions of the Fund’s assets to be invested by the Adviser and the Subadviser, respectively.  The

Investment Committee generally bases its allocation decisions upon market conditions and the attractiveness of available investment opportunities in the United States and other geographic regions.  In general, the Adviser will be responsible for the Fund’s U.S. investments and the Subadviser will be responsible for the Fund’s non-U.S. investments.  The Investment Committee will meet on a monthly basis (or more frequently, if necessary) to review market conditions and the allocation of assets of the Fund between the Adviser and the Subadviser.

Investment Management Team

The individuals noted below are primarily responsible for the day-to-day management of the Fund’s assets.

Portfolio Managers of the Adviser

Rob Symington is the Senior Portfolio Manager of the Avenue Capital Group’s U.S. funds and is primarily responsible for managing the Avenue Capital Group U.S. strategy team’s resources. Prior to joining Avenue Capital Group in 2005, Mr. Symington was Managing Director and Chief Investment Officer of the M.D. Sass Corporate Resurgence Funds of Resurgence Asset Management, L.L.C.  At Resurgence, he was responsible for analyzing and actively managing a portfolio of distressed investments in a variety of industries. Mr. Symington has extensive experience analyzing companies undergoing Chapter 7 liquidation, reorganization under Chapter 11 and the pre-bankruptcy and postbankruptcy process. Mr. Symington has also served on several creditor committees, bank debt steering committees and boards of directors. Prior to his 13 years at Resurgence, Mr. Symington was a credit analyst and loan officer at the Philadelphia National Bank.

Jane Castle is a Portfolio Manager responsible for identifying, analyzing and modeling investment opportunities for the Avenue Capital Group’s U.S. strategy. Prior to joining Avenue Capital Group in 2008, Ms. Castle was a Managing Director and Head of U.S. Distressed Research at Lehman Brothers, Inc. covering stressed and distressed companies across numerous sectors over a ten year period. Prior to Lehman, Ms. Castle was a High Grade analyst at Citigroup Inc.

Michael Elkins is a Portfolio Manager responsible for assisting with the direction of the investment activities of the Avenue Capital Group’s U.S. strategy.  Prior to joining Avenue Capital Group in 2004, Mr. Elkins was a Portfolio Manager and Trader with ABP Investments U.S., Inc. While at ABP, he was responsible for actively managing high yield investments using a total return-special situations overlay strategy. Prior to ABP, Mr. Elkins served as a Portfolio Manager and Trader for UBK Asset Management, after joining the company as a High Yield Credit Analyst. Previously, Mr. Elkins was a Credit Analyst for both Oppenheimer & Co., Inc. and Smith Barney, Inc.

Shawn Foley is a Portfolio Manager responsible for assisting with the direction of the investment activities of the Avenue Capital Group’s U.S. strategy. Prior to joining Avenue Capital Group in 2008, Mr. Foley was a Managing Director and Co-Portfolio Manager in Merrill Lynch’s Principal Credit Group, a proprietary investing platform for the firm’s capital, where he was responsible for evaluating and managing assets in the team’s North American portfolio, including non-investment grade bank loans, stressed/distressed fixed income investments and public and private equity. Prior to helping launch Merrill Lynch’s Principal Credit Group, Mr. Foley was with Merrill Lynch’s Global Convertible Research team, where he was responsible for building a research effort centered on credit-sensitive convertible issues. Before this, Mr. Foley was a Portfolio Manager within the distressed fixed income group at Baker Nye Greenblatt, an investment advisory firm specializing in merger arbitrage and distressed fixed income investing.

Matthew Kimble is a Portfolio Manager responsible for assisting with the direction of the investment activities of the Avenue Capital Group’s U.S. strategy. Mr. Kimble has held various positions with Avenue Capital Group prior to serving as a Portfolio Manager, including as an Associate, Vice President and Senior Vice President where he was responsible for identifying, analyzing and modeling investment opportunities for the Avenue Capital Group’s U.S. strategy. Prior to joining Avenue Capital Group in 2003, Mr. Kimble was a Research Analyst with Bellport Capital Advisors, L.L.C. Previously, he served as an Investment Banking Associate for Gordian Group, L.P. Mr. Kimble was a Senior Analyst in Corporate Accounting & Finance for International Business Machines Corporation.

Portfolio Managers of the Subadviser

Richard Furst is a Senior Portfolio Manager and is responsible for directing the investment activities of the Avenue Capital Group’s Europe strategy. Prior to joining Avenue Capital Group in 2004, he was a Portfolio Manager with Moore Capital Group, managing approximately $1.0 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of U.S. Special Situations Trading group for Bank of America, managing $300 million in capital. Previously, Mr. Furst was a Vice President in the High Yield and Distressed Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.

Jonathan Ford is a Portfolio Manager responsible for assisting with the direction of the investment activities of the Avenue Capital Group’s Europe strategy. Prior to joining Avenue Capital Group in 2009, Mr. Ford was the Head of European Research based in London for the Distressed Products Group at Deutsche Bank, focused on European distressed and special situations investments across the capital structure. Previously, Mr. Ford was an Assistant Director in the Corporate Restructuring Group at Close Brothers, where he worked on a number of high profile European restructuring and distressed mergers and acquisitions transactions.

Raul Ramirez is a Portfolio Manager responsible for assisting with the direction of the investment activities of the Avenue Capital Group’s Europe Strategy. Prior to joining Avenue Capital Group in 2006, Mr. Ramirez was a Portfolio Manager based in London at Goldentree Asset Management UK, focused on European investments. Previously, Mr. Ramirez was Executive Director of the Special Situations Group at Morgan Stanley, focused on the European energy sector. While at Morgan Stanley, Mr. Ramirez was also the Head of European Distressed Research.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Administrator

           , located at                 , serves as administrator to the Fund. Under the administration agreement,                  is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.

             is entitled to receive a monthly fee at the annual rate of                 % of the average daily value of the Fund’s managed assets, subject to a minimum annual fee of $                , plus out of pocket expenses.  During periods when the Fund is using leverage, the fee paid to                  will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

Net asset value

The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund’s total assets.  Net asset value per Common Share will be determined daily by Administrator on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange.  The net asset value per share of the Fund’s shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of Common Shares outstanding of the Fund. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

Loans and securities will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, loans and securities for which reliable market quotes are readily available are valued at current market value and all other loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. For purposes of calculating net asset value per Common Share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distributions

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly distributions to Common Shareholders. The amount of each monthly distribution will vary depending on a number of factors, including distributions payable on preferred shares or notes (if any) or other costs of financial leverage. As portfolio and market conditions change, the rate of distribution on the Common Shares and the Fund’s distribution policy could change. On an annual basis, the Fund intends to distribute all or substantially all of its net investment income (after it pays accrued distributions on any outstanding preferred shares or other costs of financial leverage) to meet the requirements for qualification as a regulated investment company under the Code. The initial distribution to Common Shareholders is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions.

The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. The Fund intends to distribute all or substantially all of the Fund’s net investment income each year. In addition, at least annually the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund’s net investment income and net capital gain for any year exceed the total distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

If, for any calendar year, the total distributions made exceed the Fund’s current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted tax basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund’s distribution policy results in distributions in excess of its net investment income and net capital gain, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.

Common Shareholders will automatically reinvest some or all of their distributions in additional Common Shares pursuant to the Fund’s dividend reinvestment plan, unless such shareholders contact the Plan Agent and elect to receive distributions in cash. See “Dividend reinvestment plan.”

Tax Matters

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships for U.S. federal income tax purposes; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion only applies to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund in their particular circumstances. For more information, please see the section of the SAI entitled “Tax Matters.”

The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are treated as such and reinvested pursuant to the Plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan.

A Common Shareholder may recognize a capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan) Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

If a Common Shareholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a “non-U.S. Common Shareholder”) whose ownership of Common Shares is not “effectively connected” with a U.S trade or business, dividends other than net capital gain dividends paid to such non-U.S. Common Shareholder from the Fund will be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate). For dividends paid by RICs in taxable years beginning before January 1, 2010, “interest-related dividends,” paid out of “portfolio interest” derived by the RIC, and “short-term capital gains dividends,” paid out of short-term capital gains derived by the RIC, were exempt from the 30% withholding tax, provided that certain requirements were satisfied. It is unclear whether any future legislation will be enacted that would extend this exemption from withholding for future taxable years. Net capital gain dividends distributed by the Fund to a non-U.S. Common Shareholder will not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of Common Shares by a non-U.S. Common Shareholder whose ownership of Common Shares is “effectively connected” with a U.S. trade or business, please see the discussion in the SAI under “Tax Matters—Non-U.S. Common Shareholders.”

If a Common Shareholder does not provide the payor with its correct taxpayer identification number and any required certifications, such Common Shareholder may be subject to backup withholding on the distributions it receives (or is deemed to receive) from the Fund. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Shareholders.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Common Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investment in Common Shares.

Closed-end fund structure

The Fund is a closed-end management investment company with no operating history. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you typically must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous in-flows and out-flows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. There is no guarantee or assurance, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

Dividend reinvestment plan

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

                   , as plan agent (the “Plan Agent”), serves as agent for the holders of Common Shares of each Fund in administering the Plan. All Fund common shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See “Tax Matters.”

You may obtain additional information about the Plan by writing to the Plan Agent at ________ or by visiting         .com.

Common shareholders may terminate their participation in the Plan at any time by calling (800)                 , by writing to the Plan Agent at the address listed above or by visiting                 .com. If you terminate, shares will be held by the Plan Agent in non-certificated form in the name of the participant. Common shareholders of the Fund may again elect to participate in the Plan at any time by calling (800)                 , by writing to the Plan Agent at the address listed above or by visiting                 .com.

Description of capital structure

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated                 , 2010 (“Declaration of Trust”). The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.001 per share. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.001 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund.  Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board.  The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability.

In general, except as provided in the following paragraph, when there are any borrowings, including reverse repurchase agreements, or preferred shares and/or notes outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares or notes from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or notes or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. See “Investment objective, principal investment strategies and risks” and “Distributions.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The asset coverage requirements set forth in the foregoing paragraph would only apply to the Fund’s “uncovered” reverse repurchase agreements.  Conversely, if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under a reverse repurchase agreement (or segregates such other amount as may be permitted by the 1940 Act or SEC guidance), the reverse repurchase agreement would not be counted against the foregoing asset coverage requirements (although the proceeds of, and assets subject to, such agreement would still be counted as part of the Fund’s total assets).

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding common shareholders. The Common Shares have no preemptive rights.

The Fund will not issue certificates for the Common Shares.

Repurchase of Common Shares

Because shares of closed-end funds frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of holders of Common Shares for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company under the Code or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.001 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares.  If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed.  The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals.  At times, the distribution rate on the Fund’s preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund’s Trustees. Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all distributions in arrears have been paid or declared and set apart for payment.  The 1940 Act also requires that, in addition to any approval by shareholder that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.  In addition, if required by a rating agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares.  The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The Fund currently intends to seek the highest credit rating possible from one or more rating agencies on any preferred shares that the Fund issues. The Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, no rating agency has established guidelines relating to the Fund’s preferred shares, based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by a rating agency will be more or less restrictive than as described in this Prospectus.

Reverse Repurchase Agreements and Derivatives

Financial leverage may be achieved through entering into reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price.  The 1940 Act generally limits the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33-1/3% of the Fund’s total assets at the time utilized.

If the Fund uses reverse repurchase agreements in order to obtain financial leverage, the asset coverage and other requirements set forth in the foregoing paragraph would only apply to the extent that such reverse repurchase agreements are “uncovered”.  If the Fund “covers” its obligations under a reverse repurchase agreement by segregating an amount of cash and/or liquid securities equal to the Fund’s obligations under the agreement (or segregates such other amount as may be permitted by the 1940 Act or SEC guidance from time to time), such reverse repurchase agreement will not be counted against the foregoing limits under the 1940 Act.

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions.  To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act.  However, these transactions, even if covered, may represent a form of economic leverage and will create special risks.

Credit Facility/Commercial Paper Program

The Fund may utilize leverage through borrowings and may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) following the closing of the offer and sale of the Common Shares offered hereby.  Any such borrowings would constitute financial leverage.  Such a credit facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions.  Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility/commercial paper program or incur a penalty rate of interest upon the occurrence of certain events of default.  The Fund would be expected to indemnify the lenders under the credit facility/commercial paper program against liabilities they may incur in connection with the credit facility/commercial paper program.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of the outstanding indebtedness (i.e., such aggregate amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such aggregate amount. If the Fund borrows money or enters into credit facility/commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

In addition, the Fund expects that a credit facility/commercial paper program would contain covenants that, among other things, likely will limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/commercial paper program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/commercial paper program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/commercial paper program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares and/or notes or debt securities.

Anti-Takeover Provisions in the Agreement and Declaration of Trust

The Declaration of Trust and By-laws of the Fund contain provisions that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Agreement and Declaration of Trust and By-laws or effectuate changes in the Fund’s management. These provisions of the Agreement and Declaration of Trust and By-laws of the Fund may be regarded as “anti-takeover” provisions.  The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board.  A Trustee may be removed from office (i) by a vote of the holders of at least a majority of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose or (ii) by a written declaration signed by holders of not less than a majority of the shares then outstanding.

In addition, the Fund’s Agreement and Declaration of Trust requires the affirmative vote of at least three-fourths of the Fund’s outstanding shares of each affected class or series entitled to be cast, voting together unless otherwise entitled to vote as a separate class or series, to approve, adopt or authorize certain transactions, unless the transaction has been approved by a two-thirds vote of the Trustees, in which case the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon shall be required.

The transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund (in which the Fund is not the surviving party);

•	the dissolution of the Fund;

•	the sale of all or any substantially all of the assets of the Fund to any “person” (as defined in the 1940 Act);

•	any amendment to, repeal of, or adoption of any provision inconsistent with, the Fund’s Declaration of Trust regarding election and term of Trustees; and

•	any amendment to the Agreement and Declaration of Trust that reduces the three-fourths vote required to authorize these transactions listed.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by (a) 67% or more of the outstanding voting securities of the Fund at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings and investment policies are made.  Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares.  In the event of conversion, the Common Shares would cease to be listed on             or other national securities exchange or market system.  The Board believes the closed-end structure is desirable, given the Fund’s investment objectives and policies.  Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company.  Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.  If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities.  If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

The Underwriters named below, acting through                    , as lead manager and                    , as their representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth below opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional                 Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise this option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered by this Prospectus. To the extent the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to limited conditions, to purchase the additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $                   per common share under the initial offering price. The sales load the Fund will pay of $                     per share is equal to 4.5% of the initial offering price and the Underwriters may allow, and the dealers may reallow, a discount not in excess of $                        per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before                , 2010.

Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is                  Common Shares ($                                  ).

Price Stabilization, Short Positions and Penalty Bids

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund’s Dividend Reinvestment Plan, and issuances in connection with any preferred shares and/or notes, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common

Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on        or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.

Additional Compensation to Underwriters and Other Relationships

The Adviser intends to enter into a distribution agreement with                    under which                    will provide assistance to the Adviser with respect to distribution and shareholder services.

The Adviser (and not the Fund) may pay certain qualifying underwriters a marketing and structuring fee, a sales incentive fee or additional compensation in connection with the offering.

    is an affiliate of the Adviser and the Subadviser.

Dividend paying agent, transfer agent and registrar

                  will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares. The principal address of                  is                 .

Custodian

                             will serve as Custodian for the Fund.  The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is                 .

Legal opinions

Certain legal matters in connection with the Common Shares will be passed on for the Fund by Davis Polk & Wardwell LLP and for the Underwriters by     .  Davis Polk & Wardwell LLP and     may rely on the opinion of      as to certain matters of Delaware law.

Reports to shareholders

The Fund will send to holders of Common Shares unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

                           , is the Fund’s independent registered public accounting firm and will audit the Fund’s financial statements.

Additional information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333 -                 ). The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling                 .

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of contents for the statement of additional information

The Fund’s privacy policy

We Respect Your Privacy

The Fund appreciates that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Privacy Policy (the “Policy”) describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

Notice of Privacy Policy & Practices

We are committed to handling information about you responsibly and would like to let you know that we recognize and respect your right to privacy. We are providing this notice to you so that you will know what kinds of information we collect about you and the circumstances in which that information may be disclosed to third parties.

The Policy only applies to those customers who are individuals and who have a direct relationship with the Fund.  If a customer’s shares are held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s or broker-dealer’s privacy policies apply to the customer.

Collection of Non-Public Personal Information:

Only information received from you, through application forms or otherwise, and information about your Fund transactions will be collected. This may include information such as name, address and social security number, tax status, account balances and transactions.

Disclosure of Non-Public Information:

We may disclose all of the information described above to certain third parties under one or more of these circumstances:

•	As Authorized - if you request or authorize the disclosure of the information; and

•
As Permitted by Law - for example, sharing information with companies who maintain or service customer accounts for us is permitted and is essential for us to provide you with necessary or useful services with respect to your securities.

Categories of Third Parties to Whom Nonpublic Personal Information is Disclosed:

We do not disclose, and do not reserve the right to disclose, any non-public personal information about our investors to any affiliates or to any unaffiliated third parties, except as disclosed herein.

We may make disclosures of nonpublic personal information to affiliated and nonaffiliated third parties for everyday business purposes, such as to process transactions, maintain accounts, and respond to court orders and legal investigations. We may also make disclosures of nonpublic personal information to affiliates and to unaffiliated third party service providers performing marketing services on our behalf, including to financial institutions with whom we have a joint marketing agreement and with any service provider used in connection with such agreement.

In such instances, we may disclose non-public personal information received from you, through application forms or otherwise, and information about your Fund transactions. This may include information such as name, address and social security number, tax status, account balances and transactions.

We require such affiliates and unaffiliated third parties to protect the confidentiality of your non-public personal information and to use the information only for purposes for which it is disclosed to them.

Information about Former Investors:

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer.

Security of Non-Public Information:

We restrict access to non-public personal information about you solely to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your non-public personal information.

(AVENUE CAPITAL GROUP LOGO)

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion October 19, 2010

(Avenue Capital Group Logo)

Avenue Income Credit Strategies Fund

Statement of Additional Information

Avenue Income Credit Strategies Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED                               .

This Statement of Additional Information (the “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus for the Fund dated                             , as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the Fund at 1-800-                        . You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

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Investment objectives, policies and risks

The following disclosure supplements the disclosure set forth under the caption “Investment objectives, principal investment strategies and risks” in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

Senior Loans

The Senior Loan Process

Senior Loans are generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the lenders.  The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, the Avenue Managers may consider, and may rely in part on, analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of collateral securing the Senior Loans. If the agent is also acting as collateral agent, it will be required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the lenders, to the extent the agent becomes aware or receives notice thereof, of any adverse change in the borrower’s financial condition. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding of interests in Senior Loans. The fees normally paid by borrowers include three primary types: structuring fees, commitment fees and prepayment penalties. Structuring fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Prepayment penalties are fees paid to lenders when a borrower prepays a Senior Loan under certain circumstances set forth in the loan process. If the Fund is an original lender (as defined below), it will receive these fees directly from the borrower. If the Fund subsequently becomes a lender through an Assignment (as defined below), it will receive any commitment fees and prepayment penalties directly from the borrower. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation (as defined below), depends on negotiations between the Fund and the lender selling such interests. When the Fund buys a loan through an Assignment, it may be required to pay a fee to the lender selling the loan, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to receive.

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash and/or liquid securities.

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Types of Senior Loan Investments

The Fund may act as a lender originating a Senior Loan (an “original lender”), may purchase Senior Loans through assignments or novations (“Assignments”) and may invest in Senior Loans through participations (“Participations”).

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund intends never to act as the agent or principal negotiator or administrator of a Senior Loan.

Assignment. The purchaser of a loan through an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Participations. When the Fund purchases an interest in a loan through a Participation, the Fund will usually have a contractual relationship only with the lender selling the Participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the Participation. In the event of insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender.

The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

Lower Grade Loans and Debt

The Fund’s investments may include credit obligations with the lowest grade assigned by recognized rating organizations and unrated credit obligations of comparable quality. Credit obligations assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Credit obligations of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the company improves, the underlying value of the obligation may increase, resulting in capital appreciation. If the company defaults on its credit obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount credit obligations may stop generating income and lose value or become worthless. The Avenue Managers seek to balance the benefits of deep discount credit obligations with the risks associated with investments in such obligations. While a diversified portfolio may reduce the overall impact of a deep discount obligation that is in default or loses its value, the risk cannot be eliminated.

Few lower-grade credit obligations are listed for trading on any national securities exchange, and issuers of lower-grade credit obligations may choose not to have a rating assigned to their credit obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a greater portion of unlisted or unrated credit obligations as compared with a fund that invests primarily in higher-grade credit

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obligations. Unrated credit obligations are usually not as attractive to as many buyers as are rated credit obligations, a factor which may make unrated credit obligations less marketable. These factors may have the effect of limiting the availability of the credit obligations for purchase by the Fund and may also limit the ability of the Fund to sell such credit obligations at their fair value either to raise cash for the repurchase of Common Shares, meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade credit obligations, these credit obligations may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The markets for lower-grade loans and debt credit obligations may be less liquid than the markets for higher-grade credit obligations. Liquidity relates to the ability to sell an obligation in a timely manner at a price which reflects the value of that obligation. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade credit obligations may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade credit obligations generally could reduce market liquidity for such credit obligations and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such credit obligations and adversely affect the value of outstanding credit obligations or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such credit obligations in a timely manner and at their stated value than would be the case for credit obligations for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade or other credit obligations held in the Fund’s portfolio, the ability of the Fund to value the Fund’s investments becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund’s investments due to the reduced availability of reliable objective data.

The Fund will rely on the Adviser’s or the Subadviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In their analysis, the Avenue Managers may consider the credit ratings of recognized rating organizations in evaluating credit obligations although the Avenue Managers do not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Avenue Managers continuously monitor the issuers of credit obligations held in their respective managed portions of the Fund. Additionally, since most non-U.S. income credit obligations are not rated, the Fund will invest in such credit obligations based on the analysis of the Avenue Managers without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade credit obligations and foreign income credit obligations, achievement of the Fund’s investment objectives may be more dependent upon the credit analysis of the Adviser than is the case with investing in higher-grade credit obligations.

New or proposed laws may have an impact on the market for lower-grade credit obligations. The Fund is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade credit obligations.

Other Derivative Instruments

The Fund may, but is not required to, use various transactions in derivative instruments to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Avenue Managers seeks to use such transactions to further the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund’s activities involving derivative instruments may be limited due to the Fund’s intent to qualify under the Internal Revenue Code of 1986, as amended (the “Code” or “Code”), as a regulated investment company.

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Call and Put Options

The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter (“OTC”) markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium as compensation, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.  If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Selling Call and Put Options

Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

5

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.  If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.

Purchasing Call and Put Options

The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s net asset value.

OTC Options

The Fund is authorized to purchase and sell OTC options. OTC options are purchased from or sold to securities dealers, financial institutions of other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  OTC options expose the Fund to counterparty risk.

Futures Contracts

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission (the “CFTC”) under which the Fund would be exempt from registration as a “commodity pool.” An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offered rate for dollar deposits or LIBOR.

Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker’s name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities

6

or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested (“anticipatory hedge”). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (“defensive hedge”). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement. There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities or other reference value upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities or other reference value underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities or other reference value underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser or Subadviser may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would generally not be sold until the related futures

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contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Adviser’s or the Subadviser’s ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts

The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a “put bear spread”) to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. An Avenue Manager will not purchase options on futures contracts on any exchange unless in the Avenue Manager’s opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk with purchased options is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options,

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however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions (“component” transactions), instead of a single derivative instrument as part of a single or combined strategy when, in the opinion of the Adviser or the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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Additional Risks of Other Derivative Instruments

Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser or the Subadviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser or Subadviser.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise

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and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Transactions

The Fund may enter into swap transactions, including currency, credit default, total return and interest rate swap agreements, as well as options thereon, and may purchase or sell caps, floors and collars.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprised by a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

The Fund may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to or similar to a credit security in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract’s maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract’s maturity if no credit event occurs.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects the purchaser against an interest rate rise above the maximum amount but requires the purchaser to forego the benefit of an interest rate decline below the minimum amount.

The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Adviser or the Subadviser in accordance with guidelines established by the Fund’s Board of Trustees. The Adviser and Subadviser will monitor the creditworthiness of counterparties to the Fund’s swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into a swap transaction on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund’s obligations with respect

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to the swap. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s net obligations with respect to the caps, floors or collars.

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or the Subadviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference indicator. Structured notes or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Use Of Segregated and Other Accounts

Many transactions in derivative instruments (including swaps), in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise covered through covered or offsetting positions or transactions.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation.  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a cash settled futures contract.  Transactions in derivative instruments may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

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Investment restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1.      Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.      Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.      Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4.      Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.      Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.      Make loans of money or property to any person, except (a) to the extent that securities  instruments, or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

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The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years.  The business address of the Fund, its board members and officers, the Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or the Subadviser or their affiliates as of the date of this Statement of Additional Information. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

Independent Trustees

Name, Age and Address of Independent Trustee	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee

Name, Age and Address of Independent Trustee	Other Directorships Held by Trustee

Interested Trustee

Name, Age and Address of Interested Trustee(1)	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee

Name, Age and Address of Interested Trustee(1)	Other Directorships Held by Trustee

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Compensation

Each trustee who is not an affiliated person (as defined in the 1940 Act) of Avenue Capital Group, the Adviser or the Subadviser (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

Fund Complex
Name	Aggregate Compensation from the Fund	Estimated Aggregate Pension or Retirement Benefits Accrued as Part of Expenses	Aggregate Estimated Maximum Annual Benefits from the Fund Complex upon Retirement	Total Compensation from Fund Complex Paid to Board
Independent Trustees

Interested Trustee

Board Committees

The Board of Trustees currently has two committees, an audit committee and a nominating committee. Each of the Board’s committees are composed solely of “Independent Trustees,” which is defined for purposes hereof as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by       listing standards.  In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members and nominating committee members as defined by     listing standards.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund's investment program and business affairs. The Board views risk management as an important responsibility of management.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board exercises oversight of the risk management processes through oversight by the full Board. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Avenue Managers and the affiliates of the Avenue Managers and other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ Chief Compliance Officer, as well as various personnel of the Avenue Managers and other service providers such as the Fund's independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

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The Board’s audit committee consists of                 .  The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.  The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities.

The Board’s nominating committee consists of                 . The nominating committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees.  The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

The Board may establish additional committees as it deems necessary or convenient.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustee within the same family of investment companies as of December 31, 2010. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

2010 Trustee Beneficial Ownership of Securities

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund(*)	Aggregate Dollar Range of Equity Securities Overseen by trustees in the Family of Registered Investment Companies(*)

*	As of , the trustee could not own shares in the Fund because the Fund had not yet begun investment operations.

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Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund(*)	Aggregate Dollar Range of Equity Securities Overseen by trustees in the Family of Registered Investment Companies(*)

*	As of , the trustee could not own shares in the Fund because the Fund had not yet begun investment operations.

As of                 2010, trustees and officers of the Fund as a group owned less than                % of the Common Shares.

Experience of Trustees

Codes of Ethics

The Fund, the Adviser and the Subadviser have each adopted a Code of Ethics (the “Codes of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Codes of Ethics do not prohibit employees from acquiring securities that may be purchased or held by the Fund, but are intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Avenue Capital Group funds and that such employees do not take unfair advantage of their relationship with the Fund. Additional restrictions may apply to portfolio managers, traders, research analysts and others who may have access to non-public information about the trading activities of the Fund or other Avenue Capital Group funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site http://www.sec.gov; or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Adviser

The Fund’s investment adviser is Avenue Capital Management II, L.P.  The Adviser’s principal office is located at 399 Park Avenue, 6th Floor, New York, New York 10022.

Advisory Agreement

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund’s assets, including and placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund’s investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, renders periodic reports to the Fund’s Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

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Under the terms of the Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of       % of the Fund’s Managed Assets.

Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Advisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Trustees who are not “interested persons” of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund’s Board of Trustees or the Fund’s outstanding voting securities. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

The Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

Subadviser

The Fund’s investment subadviser is Avenue Europe International Management, L.P. The Subadviser’s principal office is located at 399 Park Avenue, 6th Floor, New York, New York 10022.

Subadvisory Agreement

Under the Subadvisory Agreement, the Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to        of the portion of the Managed Assets of the Fund managed by the Subadviser.

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Administrator

                     , located at                 , serves as administrator to the Fund. Under the administration agreement,                  is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.

                      is entitled to receive a monthly fee at the annual rate of                 % of the average daily value of the Fund’s managed assets, subject to a minimum annual fee of $                     , plus out of pocket expenses.  During periods when the Fund is using leverage, the fee paid to                  will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

Custodian

                      will serve as custodian (the “Custodian”) for the Fund. See “Custodian.”                  also provides accounting services to the Fund.

Dividend Paying Agent, Transfer Agent and Registrar

                      will serve together as the Fund’s dividend paying agent, transfer agent and registrar. See “Dividend paying agent, transfer agent and registrar.”

Portfolio Management

Other Accounts Managed by the Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

The table below indentifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2010.

As of December 31, 2010, Rob Symington managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

As of December 31, 2010, Jane Castle managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

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As of December 31, 2010, Michael Elkins managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

As of December 31, 2010, Shawn Foley managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

As of December 31, 2010, Matthew Kimble managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

As of December 31, 2010, Richard Furst managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

As of December 31, 2010, Jonathan Ford managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

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As of December 31, 2010, Raul Ramirez managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies
Other Accounts

Portfolio Manager Compensation

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on their individual seniority and contribution.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Potential Conflicts of Interest of the Avenue Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Adviser or the Subadviser may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser or the Subadviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s or the Subadviser’s employee benefits plans. The portfolio manager may have an incentive to favor these accounts over the Fund.  If the Adviser or the Subadviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser or the Subadviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

The Avenue Managers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.  The Avenue Managers will generally invest the Fund’s assets in obligations with total yields that at the time of purchase are below an applicable benchmark plus a credit spread set from time to time by the Investment Committee  (the “Avenue-Credit Thresholds”).  The Avenue-Credit Thresholds are determined by the Investment Committee in its sole discretion, and may be revised as the markets change.  Along the credit spectrum of non-stressed and stressed obligations, obligations with total yields below the Avenue-Credit Thresholds generally will be less stressed obligations.

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As an example, as of the date of this SAI, the following types of obligations would be below the applicable “Avenue-Credit Thresholds” if, at the time of investment, they have yields below the following benchmarks plus the indicated credit spreads:

•	for floating rate obligations, LIBOR plus basis points, EUROLIBOR plus basis points, and Sterling LIBOR plus basis points, as applicable; and

•
for fixed rate obligations, current US Treasury plus       basis points, Bundes Obligationen (“OBL”) plus        basis points, Bundes Republic Deutschland (“DBR”) plus      basis points, Bundes Schatzanweisungen (“BKO”) plus        basis points and UK Gilt rates plus      basis points, as applicable, depending upon the currency and term of the investment.

The Avenue-Credit Thresholds are subject to change from time to time.  The Investment Committee will not make changes to the allocation policy, including the Avenue-Credit Thresholds, with particular investments in mind.  Any revisions to the credit spread portion of the Avenue-Credit Thresholds are made independent of individual investment decisions.  A change to the credit spread portion of the Avenue-Credit Thresholds requires majority approval of the Investment Committee members.  Fund shareholders will be notified of any material change to the allocation policies and procedures.

Except as discussed in the following paragraph, the Avenue Managers will generally purchase obligations with total yields below the applicable Avenue-Credit Thresholds for the Fund and will generally purchase obligations with total yields at or above the Avenue-Credit Thresholds for their other clients.

The Subadviser currently serves as an investment subadviser to another registered closed-end management investment company (the “Subadvised Credit Fund”) and, pursuant to its subadvisory agreement with the Subadvised Credit Fund, is responsible for investing of a portion of that fund’s assets.  The Subadvised Credit Fund, like the Fund, invests in securities that have a yield below the Avenue-Credit Thresholds.  Investment opportunities that may be appropriate for both the Fund and the Subadvised Credit Fund will be allocated on a pro rata basis between the Fund and the Subadvised Credit Fund, based upon the portion of the total assets of each such fund that has been allocated to the Subadviser at the time.  To the extent that the Adviser or Subadviser serves as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a similar pro rata basis.

The Avenue Managers may use credit default swaps, and may do so to a significant extent, to take active long or short positions with respect to the likelihood of a default by an issuer. Each of the Avenue Managers, on behalf of its other clients, will be able to sell short or otherwise take short positions in obligations (including purchasing a credit default swap) below the applicable Avenue-Credit Thresholds for hedging or other purposes (and thus at times an Avenue Manager may purchase the same obligations for both its other clients and the Fund). The Avenue Managers, on behalf of the Fund, generally will only be able to sell short or otherwise take short positions in obligations below the applicable Avenue-Credit Thresholds.

The Adviser receives advisory fees for assets it manages. The Adviser receives from the Fund an annual fee, payable monthly, in an amount equal to       % of the portion of the Managed Assets of the Fund managed by the Adviser.  Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser receives from the Adviser an annual fee, payable monthly, in an amount equal to       % of the portion of the Managed Assets of the Fund managed by the Subadviser.

Portfolio transactions and brokerage allocation

Each of the Adviser and the Subadviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Avenue Managers will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Fund’s Board of Trustees.

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With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser and the Subadviser, as applicable, will negotiate on behalf of the Fund (although a more developed market may exist for certain Senior Loans). The Fund may be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling Participations or Assignments to the Fund. The Avenue Managers will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of an Avenue Manager to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans at a fair price should the Fund desire to sell such interests. See “Prospectus summary — Principal Investment Risks — Risks of Senior Loans” in the Prospectus. Affiliates of the Avenue Managers may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Senior Loans. The Avenue Managers do not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Avenue Managers are responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio investments are normally purchased through brokers on securities exchanges or directly from the issuer or from an underwriter or market maker for the instruments. Purchases of portfolio instruments through brokers involve a commission to the broker. Purchases of portfolio instruments from dealers serving as market makers include the spread between the bid and the asked price. In effecting securities transactions, the Avenue Managers will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Avenue Managers will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Avenue Managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Avenue Managers are able to supplement their research and analysis with the views and information of brokerage firms. An Avenue Manager may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Avenue Manager or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for an Avenue Manager are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing portfolio company and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Avenue Managers and other accounts which their affiliates manage (collectively, “Soft Dollar Items”). The Avenue Managers and their affiliates generally use such products and services for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are

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intended to fall within the “safe harbor” of Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Avenue Managers also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Avenue Managers if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Avenue Managers may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

An Avenue Manager may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Avenue Manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Avenue Managers are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment. See “Potential Conflicts of Interest of the Avenue Managers.”

Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund’s Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Avenue Managers to furnish reports to the trustees and to maintain records in connection with such reviews.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Avenue Managers or their affiliates). The Fund may utilize affiliates of the Avenue Managers in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser or the Subadviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Avenue Managers have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser or the Subadviser acting as principal. The Avenue Managers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Description of shares

Common Shares

The Fund’s Common Shares are described in the Prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The terms of any preferred shares issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes an offering of preferred shares.

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If the Board of Trustees determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described in the Common Shares’ prospectus, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Other Shares

The Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares, and possibly preferred shares.

Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

The Board currently has no intention to take action in response to a discount from net asset value (if any). Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from             or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on     , (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state

25

authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from net asset value.  The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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Tax Matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Shares. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships for U.S. federal income tax purposes; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion only applies to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund in their particular circumstances.

Taxation of the Fund

The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer; (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

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As a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are treated as such and are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its investment company taxable income and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax on amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid federal income tax. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. Certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Shares. Limits on the Fund’s ability to pay dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC and subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited,

28

(iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions and (vi) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Common Shareholders.

Dividends distributed by a RIC to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the RIC. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the RIC. In prior taxable years, “qualified dividend income” received by individuals and other non-corporate shareholders was taxed at long-term capital gain rates. “Qualified dividend income” generally included dividends from domestic corporations and dividends from foreign corporations that met certain specified criteria. Subject to holding period requirements at the RIC level and the shareholder level and certain other exceptions, dividends distributed by RICs were treated as “qualified dividend income” to the extent that the dividends consistent of distributions of “qualified dividend income” received by the RIC.  It is unclear whether any legislation will be enacted that would extend this treatment for future taxable years. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (or would have been eligible under prior law for the reduced rates applicable to “qualified dividend income”).

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. If the Common Shares are trading below net asset value, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

29

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Common Shares

A Common Shareholder may recognize capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan) Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Under U.S. Treasury regulations, if a Common Shareholder recognizes losses with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Shares and the proceeds from a sale or other disposition of the Common Shares. A Common Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Shareholders

The U.S. federal income taxation of a Common Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common

30

Shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder, distributions of investment company taxable income will be subject to a U.S. federal withholding tax at a rate of 30% (or lower treaty rate). Under current law, this U.S. withholding tax is imposed on dividends paid by RICs even to the extent that the underlying income out of which the dividends are paid consists of “portfolio interest” income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the non-U.S. shareholder. For dividends paid by RICs in taxable years beginning before January 1, 2010, “interest-related dividends,” paid out of “portfolio interest” derived by the RIC, and “short-term capital gain dividends,” paid out of short-term capital gains derived by the RIC, were exempt from the 30% withholding tax, provided that certain requirements were satisfied. It is unclear whether any legislation will be enacted that would extend this exemption from withholding for future taxable years.

A non-U.S. Common Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Shares will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder, any distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

The tax consequences to a non-U.S. Common Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Common Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investment in Common Shares.

Other Taxes

Common Shareholders may be subject to state, local and non U.S. taxes on their Fund distributions. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

31

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies.  Proxies are voted by the Adviser pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending            will be available without charge by calling            , or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Independent registered public accounting firm

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Fund’s Board of Trustees has engaged                     , located at                 , to be the Fund’s independent registered public accounting firm for the current fiscal year.

Legal counsel

Counsel to the Fund is Davis Polk & Wardwell LLP.

Additional information

A registration statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the registration statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

32

Report of independent registered public accounting firm

[TO COME]

Financial Statements

[TO COME]

Appendix A—Description of securities ratings

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.           Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.           Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short- term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix B—Proxy Voting and Corporate Actions Policies and Procedures

[TO COME]

Part C
Other information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements
Part A—None
Part B—Financial Statements(2)
(2)	Exhibits
(a)(1)	Agreement and Declaration of Trust(1)
(a)(2)	Amended and Restated Agreement of Trust(2)
(b)	By-Laws(2)
(c)	Inapplicable
(d)	Inapplicable
(e)	Automatic Dividend Reinvestment Plan(2)
(f)	Inapplicable
(g)(1)	Advisory Agreement(2)
(g)(2)	Subadvisory Agreement(2)
(h)	Form of Underwriting Agreement(2)
(i)	Inapplicable
(j)	Form of Custodian Agreement(2)
(k)(1)	Form of Stock Transfer Agency Agreement(2)
(k)(2)	Form of Administration Agreement (2)
(k)(3)	Form of Fund Accounting Agreement(2)
(l)	Opinion and Consent of Davis Polk & Wardwell LLP(2)
(m)	Inapplicable
(n)	Consent of Independent Registered Public Accounting Firm(2)
(o)	Inapplicable
(p)	Initial Subscription Agreement(2)
(q)	Inapplicable
(r)(1)	Code of Ethics of the Fund(2)
(r)(2)	Code of Ethics of the Adviser(2)
(r)(3)	Code of Ethics of the Subadviser(2)
(s)	Power of Attorney(2)

(1)	Filed herewith.

(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement for the Registrant’s shares of beneficial interest to be filed by amendment to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fee	$
listing fee	$
Printing (other than certificates)	$
Accounting fees and expenses	$
Legal fees and expenses	$
FINRA fee	$

Miscellaneous	$
Total	$

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of                 , 2010
Title of Class	Number of Record Holders
Common Shares of Beneficial Interest

Item 30. Indemnification

Article     of the Fund’s Amended and Restated Declaration of Trust provides as follows:

Item 31. Business and Other Connections of the Adviser and the Subadviser

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser and the Subadviser, reference is made to the Adviser’s current Form ADV (File No. 801-57734) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference and the Subadviser’s current Form ADV (File 801-63319) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 399 Park Avenue, 6th Floor, New York, New York 10022, or at                  (ii) by the Adviser, will be maintained at its offices located at 399 Park Avenue, 6th Floor, New York, New York 10022 and (iii) by the Subadviser at its offices located at 399 Park Avenue, 6th Floor, New York, New York 10022.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)           The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)           Not applicable.

(3)           Not applicable.

(4)           Not applicable.

(5)(a)           For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)           For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of October 2010.

AVENUE INCOME CREDIT STRATEGIES FUND

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer & President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Randolph Takian	Trustee, Chief Executive Officer	October 19, 2010
Randolph Takian	& President

/s/ Ira Balsam	Treasurer and Chief Financial Officer	October 19, 2010
Ira Balsam